UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635)

Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Diversified Income Trust

9|30|07

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Diversified
Income Trust

9| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	74
Shareholder meeting results	75
About the Trustees	76
Officers	80

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer  Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam Diversified Income Trust: seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

Key drivers of fixed-income returns

Government

Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates —and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values may create opportunities for global investors.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized

Interest-rate cycles also affect mortgage-and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Performance snapshots

Putnam
Diversified Income
Trust

Average annual total return (%) comparison as of 9/30/07

The fund — class A shares before sales charge
Putnam Diversified Income Trust

Fund's benchmark
Lehman Aggregate Bond Index

Fund's Lipper peer group average
Multi-Sector Income Funds

"Your fund avoided lower-rated credit risk associated with the subprime mortgage market during its most recent fiscal year. Nonetheless, a number of sectors where the fund has holdings experienced volatility due to subprime-related fallout."

D. William Kohli, Portfolio Leader, Putnam Diversified Income Trust

7.45
7.42
7.85
5.12
5.97
5.34
9.12
4.13
9.00
5.63
3.86
5.98
5.36
5.14
6.60
Life of fund (since 10/3/88)
10 years
5 years
3 years
1 year

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The year in review

The first nine months of your fund’s 2007 fiscal year, which ended September 30, 2007, were generally favorable for most sectors of the fixed-income market, especially those associated with higher credit risk. Concern over certain events, such as the surprise rate hike by the Bank of Japan last February, sparked only short-term volatility. However, a full-blown credit-market contagion took hold beginning in July 2007, sparked by subprime mortgage defaults but quickly encompassing the bank-loan and money markets. In spite of this serious market disruption, your fund’s results before sales charges were ahead of the return of the Lehman Aggregate Bond Index. In part, the fund was able to attain its positive results because its exposure to residential and commercial mortgages was focused almost exclusively on the highest-quality paper. The fund’s return trailed the average performance of its Lipper peers because of our more conservative stance on credit and the fund’s lower weighting in international issues. Though some of the sectors the fund invests in were hurt by broad-based market volatility in the third quarter, the fund continued to benefit from its holdings in securitized bonds, and our currency strategies had a positive effect on performance.

Market overview

Through June 2007, the credit markets continued to enjoy a largely favorable environment of stable to declining interest rates, narrowing credit spreads, and subdued volatility. However, in July, credit concerns in the subprime mortgage market provoked a sharp and sudden re-evaluation of credit quality by investors and money managers. This had the effect of stifling liquidity throughout the credit markets. Nearly all sectors underperformed the Treasury market. Areas that were most negatively affected included mortgage-backed securities (MBSs), corporate debt markets, commercial paper, and the bank-loan market. The freeze-up in liquidity then broadened on concerns that global economic growth would be damaged by the widening credit crunch. In its attempts to calm the markets, the U.S. Federal Reserve (the Fed) lowered the discount rate, the rate at which banks can borrow from the Fed. Similarly, the European Central Bank sought to reassure investors by providing significant amounts of cash to money markets. Then, in September, the Fed cut the federal funds rate, the interest rate banks charge each other for overnight loans needed to maintain reserve levels, in order to boost credit market liquidity. The stock market reacted positively to the

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 16.

rate cut. Several large banks wrote off large losses to try to put the credit crunch behind them, and by the end of the period a measure of normalcy and increased liquidity was restored to the credit markets.

Strategy overview

We believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. The fund’s portfolio includes a broad spectrum of securitized, credit, and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. We then draw from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

In light of our analysis of current risks to the economy and markets, we have reduced the fund’s longer-dated positions and are focusing on two- to three-year maturities. To compensate for the increased risk of inflation, we have begun to purchase inflation-linked bonds (which outperform nominal Treasuries if inflation increases). In addition, because investors are now better compensated for taking some additional credit risk, we have reduced the fund’s underweight to credit exposure. At the same time, we are avoiding lower-rated credits in residential and commercial mortgage markets, where we still see a great deal of risk.

We continue to keep the fund’s duration relatively short in order to lessen the portfolio’s vulnerability to the negative impact of potential future rate increases. We are also maintaining significant exposure to high-quality securitized instruments with short maturities. And due to their newly attractive valuations following the credit squeeze, we are adding more bank-loan exposure to the portfolio. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed reasonably well during the period, given the high level of market volatility during the third quarter. Structured securities currently offer higher income than corporate bonds of comparable credit quality. Some also carry short maturities, providing us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common types of structured securities are MBSs issued by the Federal National Mortgage Association (Fannie Mae) and the

Comparison of sector weightings

This chart shows how the fund’s sector weightings have changed over the last six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.

Government National Mortgage Association (Ginnie Mae). Other types include asset-backed securities (ABSs), which can be backed by residential mortgage loans, car loans, and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

We had been concerned about rising credit market risk for some time and had sharply reduced the fund’s credit risk exposure as early as November 2006. Therefore, during the third quarter credit contagion your fund’s exposure to credit risk associated with the subprime mortgage market was minimal. Nonetheless, volatility unrelated to subprime credit risk affected a number of market sectors where the fund has holdings. Rates rose, and prices fell, for fund holdings in highly secure credits such as AAA-rated home equity loans and AAA-rated CMBSs during this period.

Our country selection in the area of European government bonds contributed positively to performance based in part on U.S. dollar weakness. The portfolio had limited exposure to bonds from countries that have been experiencing higher inflation and large deficits. In contrast, we emphasized issues from France and Germany — countries with tight fiscal management, whose securities appear to offer better relative value.

While the fund has a reduced weighting in emerging-market securities compared with previous years, our holdings in this area nevertheless helped performance. Our positions in Argentina, due to its attractive valuation, and in Mexico and Russia, based on rising commodity prices that have strengthened the economies of those two countries, added to returns.

The fund’s position in senior-secured bank loans contributed positively to performance; we have begun to add to our position in these loans as valuations have become much more attractive in light of short-term pressures on bank balance sheets during the third quarter. These floating-rate bank loans are issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. Also, their senior-secured status means that they are typically backed by the assets, such as buildings and equipment, of each issuing company. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings within each of the fund’s three broad sectors, and the percentage of the fund’s net assets that each represented, as of 9/30/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Coupon (%) and maturity date

Securitized sector
Green Tree Financial Corp. Ser. 99-5, Class A5	1.0%	7.86%, 2030

Conseco Finance Securitizations Corp. Ser. 01-3, Class A4	0.9%	6.91%, 2033

Freddie Mac Ser. 246, PO	0.8%	zero %, 2037

Credit sector
Pemex Project Funding Master Trust company guaranty	0.6%	5.75%, 2015

Echostar DBS Corp. company guaranty	0.6%	6.625%, 2014

Pemex Project Funding Master Trust company guaranty	0.5%	9.5%, 2027

Government sector
Germany (Federal Republic of) bonds Ser. 05	6.4%	3.25%, 2015

Japan (Government of) CPI Linked bonds Ser. 8	5.4%	1%, 2016

Ireland (Republic of) bonds	2.8%	5%, 2013

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the outlook for the U.S. economy is more uncertain now than at any time in the past several years, and we think that risk levels in the economy and markets have increased significantly over the past several months. In our view, two possible negative outcomes are (1) an economic recession, stemming from sharply falling housing prices that severely curtail consumer spending, or (2) increased global growth, which could prompt a surge in inflation, spurred by higher commodity prices and increased liquidity in the financial system from the recent Fed rate cut. Though the possibility of a “soft landing” for the U.S. economy surely exists, it is part of our responsibility as managers to plan for divergent outcomes. Under recessionary or inflationary scenarios, the yield curve would likely steepen dramatically.

Having said that, global growth continues to be supportive, but we expect to see continued volatility in interest rates. At the same time, we believe that recent market weakness has opened up exciting opportunities within several sectors of the credit markets, opportunities that we have not seen in several years. Going forward, we intend to continue our efforts to diversify the portfolio across a broad range of fixed-income sectors and securities. We will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown.

Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.45%	7.23%	6.62%	6.62%	6.63%	6.63%	7.14%	6.95%	7.18%	7.61%

10 years	64.75	58.62	52.67	52.67	52.52	52.52	60.29	55.04	60.66	68.94
Annual average	5.12	4.72	4.32	4.32	4.31	4.31	4.83	4.48	4.86	5.38

5 years	54.73	48.87	48.95	46.95	48.81	48.81	52.74	47.72	52.92	56.76
Annual average	9.12	8.28	8.29	8.00	8.27	8.27	8.84	8.12	8.87	9.41

3 years	17.85	13.47	15.31	12.36	15.15	15.15	16.93	13.10	16.99	18.81
Annual average	5.63	4.30	4.86	3.96	4.81	4.81	5.35	4.19	5.37	5.91

1 year	5.36	1.38	4.61	-0.38	4.49	3.50	5.05	1.64	5.13	5.72

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 9/30/97 to 9/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,267 and $15,252, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,504 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,066 and $16,894, respectively.

Comparative index returns For periods ended 9/30/07

		Citigroup Non-U.S.		Lipper Multi-Sector
	Lehman Aggregate	World Govt.	JPMorgan Global	Income Funds
	Bond Index	Bond Index	High Yield Index	category average†

Annual average
(life of fund)	7.42%	7.28%	—*	7.85%

10 years	78.54	74.88	82.59%	69.33
Annual average	5.97	5.75	6.21	5.34

5 years	22.45	46.81	79.13	54.34
Annual average	4.13	7.98	12.37	9.00

3 years	12.04	15.23	24.50	19.07
Annual average	3.86	4.84	7.58	5.98

1 year	5.14	9.50	8.32	6.60

Index and Lipper results should be compared to fund performance at net asset value.

* Inception date of index was 12/31/93, after the fund’s inception.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 122, 102, 84, 55, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.540		$0.465	$0.465	$0.516		$0.517	$0.564

Capital gains	—		—	—	—		—	—

Total	$0.540		$0.465	$0.465	$0.516		$0.517	$0.564

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$9.93	$10.32	$9.85	$9.87	$9.84	$10.17	$9.91	$9.93

9/30/07	9.91	10.30	9.83	9.84	9.81	10.14	9.89	9.92

Current yield (end of period)
Current dividend rate[1]	5.45%	5.24%	4.76%	4.76%	5.26%	5.09%	5.22%	5.69%

Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	5.27	4.74	4.75	N/A	5.06	5.25	5.75

Current 30-day SEC yield
(without expense limitation)[3]	N/A	5.26	4.74	4.75	N/A	5.06	5.25	5.75

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	0.97%	1.72%	1.72%	1.22%	1.22%	0.72%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.95	$ 8.72	$ 8.72	$ 6.21	$ 6.21	$ 3.69

Ending value (after expenses)	$1,015.20	$1,011.50	$1,010.40	$1,014.20	$1,014.20	$1,016.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.96	$ 8.74	$ 8.74	$ 6.23	$ 6.23	$ 3.70

Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,018.90	$1,018.90	$1,021.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Average annualized expense ratio for Lipper peer group†	1.09%	1.84%	1.84%	1.34%	1.34%	0.84%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Diversified Income Trust	74%*	71%*	126%*	99%	146%†

Lipper Multi-Sector Income Funds category average	125%	124%	127%	104%	145%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

N/A indicates the individual became a Portfolio Leader or Portfolio Member after the reporting date.

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 718,000	$ 91,000,000

Putnam employees	$5,034,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Global Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam Utilities Growth & Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2007, Portfolio Member Kevin Murphy joined and Portfolio Member David Waldman left your fund’s management team. Shortly after the close of the period, Portfolio Member Michael Atkin joined and Portfolio Member Jeffrey Kaufman left your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 37th percentile in management fees and in the 11th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

57th	48th	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 118, 104 and 86 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 73%, 44% and 56%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 89th out of 122, 37th out of 84 and 31st out of 55, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund’s portfolio, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 19, 2007

The fund’s portfolio 9/30/07

FOREIGN GOVERNMENT BONDS AND NOTES (29.3%)*

		Principal amount	Value

Argentina (Republic of ) bonds
7s, 2013		$2,840,000	$2,482,137
Argentina (Republic of )
bonds Ser. $V, 10 1/2s, 2012	ARS	26,617,000	6,880,495
Argentina (Republic of ) FRB
5.389s, 2012		$32,518,750	29,208,146
Argentina (Republic of )
notes Ser. $dis, 8.28s, 2033		4,632,220	4,192,159
Brazil (Federal Republic of )
bonds 6s, 2017		6,295,000	6,342,213
Canada (Government of )
bonds 5 1/2s, 2010	CAD	9,650,000	10,041,479
Canada (Government of )
bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,835,691
Colombia (Republic of ) notes
10s, 2012		$9,334,000	10,841,441
Ecuador (Republic of ) regs
notes 9 3/8s, 2015		500,000	483,750
Ecuador (Republic of ) unsec.
bonds 12s, 2012		918,000	918,000
France (Government of )
bonds 5 3/4s, 2032	EUR	17,480,000	28,875,599
France (Government of )
bonds 5 1/2s, 2010	EUR	22,675,000	33,571,504
France (Government of )
bonds 4s, 2013	EUR	32,000,000	45,075,429
France (Government of )
bonds 4s, 2009	EUR	6,430,000	9,162,122
Germany (Federal Republic of )
bonds Ser. 05, 3 1/4s, 2015	EUR	122,527,000	163,119,913
Germany (Federal Republic of )
bonds Ser. 2, 5s, 2012	EUR	9,780,000	14,394,667
Ghana (Republic of ) bonds
8 1/2s, 2017		$1,255,000	1,278,531
Indonesia (Republic of )
bonds 14.275s, 2013	IDR	10,328,000,000	1,385,918
Indonesia (Republic of )
bonds 14 1/4s, 2013	IDR	30,671,000,000	4,124,142
Indonesia (Republic of ) 144A
bonds 6 5/8s, 2037		$3,925,000	3,754,263
Ireland (Republic of )
bonds 5s, 2013	EUR	49,300,000	72,759,044
Japan (Government of ) 10 yr
bonds Ser. 244, 1s, 2012	JPY	23,000,000	198,193
Japan (Government of ) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	5,307,237
Japan (Government of ) CPI
Linked bonds Ser. 12, 1.2s, 2017	JPY	1,501,500,000	12,984,729
Japan (Government of ) CPI
Linked bonds Ser. 8, 1s, 2016	JPY	16,221,262,500	138,596,209
Mexican (Government of )
bonds Ser. M 10, 8s, 2015	MXN	72,676,000	6,688,812
Peru (Republic of ) bonds
8 3/4s, 2033 (S)		$1,940,000	2,548,190
Russia (Federation of ) unsub.
5s, 2030		18,999,500	21,231,941
Russia (Ministry of Finance)
debs. Ser. V, 3s, 2008		7,605,000	7,462,787

FOREIGN GOVERNMENT BONDS AND NOTES (29.3%)* continued

		Principal amount	Value
South Africa (Republic of )
notes 5 7/8s, 2022		$1,805,000	$1,767,095
Spain (Kingdom of ) bonds
5s, 2012	EUR	15,000,000	22,094,619
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	215,045,000	38,087,290
Turkey (Republic of ) notes
6 7/8s, 2036		$14,765,000	14,085,810
Ukraine (Government of ) 144A
sr. unsub. 6.58s, 2016 (S)		6,290,000	6,378,060
United Mexican States
bonds Ser. MTN, 8.3s, 2031		7,775,000	9,963,663
Venezuela (Republic of )
notes 10 3/4s, 2013		8,290,000	9,160,450
Venezuela (Republic of ) unsec.
unsub. bonds 5 3/8s, 2010		2,580,000	2,425,200

Total foreign government bonds and notes
(cost $690,394,515)			$749,706,928

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)*

		Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class G, 7s, 2029		$7,968	$7,968
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	1,086,502
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	2,266,327
Banc of America Large Loan 144A
Ser. 03-BBA2, Class X1A, Interest
only (IO), zero %, 2015 (F)		547,868	1
Banc of America Mortgage
Securities IFB Ser. 06-2,
Class A4, IO, 0.269s, 2046		3,906,471	48,646
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		6,346,000	1,009,176
Ser. 07-1, Class S, IO, 1.211s, 2037		14,565,449	1,660,461
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.452s, 2032		1,174,000	1,261,237
Ser. 07-PW17, Class A3,
5.736s, 2050		9,430,000	9,494,463
Ser. 07-PW17, Class A4,
5.64s, 2050		4,600,000	4,637,375
Broadgate Financing PLC sec.
FRB Ser. D, 7.044s, 2023
(United Kingdom)	GBP	2,895,250	5,666,747
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
IO, 0.705s, 2017		$48,588,725	751,607
Countrywide Alternative
Loan Trust
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036		27,538,289	180,720
Ser. 06-OA10, Class XBI, IO,
2.350s, 2046		20,964,280	700,993

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

		Principal amount	Value
Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039		$2,580,000	$2,622,147
CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D,
5.931s, 2017		369,000	349,943
FRB Ser. 06-A, Class C,
5.731s, 2017		1,093,000	1,047,708
Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1, Class B,
7s, 2033		14,703,000	14,727,995
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
7.603s, 2020		4,911,000	4,886,445
FRB Ser. 05-TFLA, Class K,
7.053s, 2020		2,413,000	2,403,951
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	9,507,011
Ser. 98-C1, Class F, 6s, 2040		7,396,000	6,866,202
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	1,950,653
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.525s, 2031		90,889,038	1,043,804
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		2,235,111	2,213,050
DLJ Commercial Mortgage Corp.
144A Ser. 98-CF2, Class B5,
5.95s, 2031		7,128,872	6,783,264
DLJ Mortgage Acceptance Corp.
144A Ser. 97-CF1, Class B2,
8.16s, 2030		1,168,117	1,051,305
European Loan Conduit 144A FRB
Ser. 22A, Class D, 6.895s,
2014 (Ireland)	GBP	2,461,000	4,757,191
European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
6.884s, 2014 (United Kingdom)	GBP	1,732,439	3,376,084
Fannie Mae
FRB Ser. 03-W17, Class 12, IO,
1.153s, 2033		$19,822,840	761,197
IFB Ser. 06-70, Class SM,
11.209s, 2036		846,420	981,949
IFB Ser. 06-76, Class QB,
8.813s, 2036		5,213,964	6,005,165
IFB Ser. 06-63, Class SP,
8.513s, 2036		5,676,608	6,448,187
IFB Ser. 07-W7, Class 1A4,
8.393s, 2037		2,293,976	2,451,023
IFB Ser. 06-60, Class TK,
8.075s, 2036		1,840,787	1,990,462
IFB Ser. 06-104, Class GS,
8.024s, 2036		1,851,697	2,046,509
IFB Ser. 05-74, Class CP,
5.935s, 2035		2,917,066	3,045,178
IFB Ser. 05-74, Class CS,
5.909s, 2035		3,326,124	3,401,868
IFB Ser. 06-27, Class SP,
5.752s, 2036		3,685,000	3,854,494

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 06-8, Class HP,
5.752s, 2036	$4,153,758	$4,296,431
IFB Ser. 06-8, Class WK,
5.752s, 2036	6,530,721	6,707,962
IFB Ser. 05-106, Class US,
5.752s, 2035	6,799,439	7,087,643
IFB Ser. 05-99, Class SA,
5.752s, 2035	3,466,183	3,553,394
IFB Ser. 05-115, Class NQ,
5.695s, 2036	1,498,767	1,501,495
IFB Ser. 05-114, Class SP,
5.469s, 2036	1,844,057	1,812,256
IFB Ser. 06-60, Class CS,
5.275s, 2036	2,553,900	2,457,166
IFB Ser. 05-95, Class CP,
4.648s, 2035	487,357	490,157
IFB Ser. 05-95, Class OP,
4.506s, 2035	2,011,000	1,914,209
IFB Ser. 05-83, Class QP,
4.053s, 2034	1,181,614	1,116,030
IFB Ser. 07-W6, Class 6A2, IO,
2.669s, 2037	5,117,851	408,418
IFB Ser. 06-90, Class SE, IO,
2.669s, 2036	7,910,408	873,266
IFB Ser. 03-66, Class SA, IO,
2.519s, 2033	6,104,224	520,084
IFB Ser. 07-W6, Class 5A2, IO,
2.159s, 2037	6,180,680	464,882
IFB Ser. 07-W2, Class 3A2, IO,
2.149s, 2037	6,748,703	479,614
IFB Ser. 05-113, Class AI, IO,
2.099s, 2036	2,568,047	224,674
IFB Ser. 05-113, Class DI, IO,
2.099s, 2036	187,535	14,048
IFB Ser. 06-60, Class SI, IO,
2.019s, 2036	6,699,131	575,205
IFB Ser. 07-W7, Class 3A2, IO,
1.999s, 2037	9,442,238	622,670
IFB Ser. 06-60, Class DI, IO,
1.939s, 2035	7,520,077	514,569
IFB Ser. 07-54, Class CI, IO,
1.629s, 2037	6,389,450	476,916
IFB Ser. 07-39, Class PI, IO,
1.629s, 2037	4,340,244	290,974
IFB Ser. 07-30, Class WI, IO,
1.629s, 2037	23,566,358	1,497,525
IFB Ser. 07-22, Class S, IO,
1.619s, 2037	18,995,192	1,251,605
IFB Ser. 07-W2, Class 2A2, IO,
1.619s, 2037	9,240,422	579,970
IFB Ser. 06-128, Class SH, IO,
1.619s, 2037	4,889,546	287,745
IFB Ser. 06-56, Class SM, IO,
1.619s, 2036	5,330,841	352,659
IFB Ser. 06-12, Class SD, IO,
1.619s, 2035	21,271,896	1,581,374
IFB Ser. 07-W5, Class 2A2, IO,
1.609s, 2037	1,995,521	79,821

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-30, Class IE, IO,
1.609s, 2037	$12,022,859	$1,008,894
IFB Ser. 06-123, Class CI, IO,
1.609s, 2037	10,948,389	791,392
IFB Ser. 06-123, Class UI, IO,
1.609s, 2037	4,549,880	318,135
IFB Ser. 07-15, Class BI, IO,
1.569s, 2037	7,664,989	528,209
IFB Ser. 06-23, Class SC, IO,
1.569s, 2036	6,251,436	433,784
IFB Ser. 06-16, Class SM, IO,
1.569s, 2036	6,024,043	415,839
IFB Ser. 05-95, Class CI, IO,
1.569s, 2035	7,418,183	539,985
IFB Ser. 05-84, Class SG, IO,
1.569s, 2035	11,881,466	877,741
IFB Ser. 05-104, Class NI, IO,
1.569s, 2035	8,313,463	583,954
IFB Ser. 05-104, Class SI, IO,
1.569s, 2033	12,280,176	779,570
IFB Ser. 05-83, Class QI, IO,
1.559s, 2035	1,989,179	159,531
IFB Ser. 06-128, Class GS, IO,
1.549s, 2037	7,356,598	535,455
IFB Ser. 05-83, Class SL, IO,
1.539s, 2035	22,998,505	1,449,975
IFB Ser. 06-114, Class IS, IO,
1.519s, 2036	5,238,557	320,772
IFB Ser. 06-115, Class IE, IO,
1.509s, 2036	3,972,002	282,168
IFB Ser. 06-117, Class SA, IO,
1.509s, 2036	5,980,787	378,215
IFB Ser. 06-109, Class SH, IO,
1.489s, 2036	5,315,275	409,805
IFB Ser. 07-W6, Class 4A2, IO,
1.469s, 2037	26,308,380	1,569,225
IFB Ser. 06-128, Class SC, IO,
1.469s, 2037	5,159,578	312,387
IFB Ser. 06-45, Class SM, IO,
1.469s, 2036	8,160,331	461,240
IFB Ser. 06-8, Class JH, IO,
1.469s, 2036	18,179,921	1,305,156
IFB Ser. 05-122, Class SG, IO,
1.469s, 2035	6,061,002	413,495
IFB Ser. 05-95, Class OI, IO,
1.459s, 2035	1,108,102	91,432
IFB Ser. 06-92, Class LI, IO,
1.449s, 2036	5,885,246	351,938
IFB Ser. 06-98, Class SQ, IO,
1.439s, 2036	13,748,928	876,363
IFB Ser. 06-85, Class TS, IO,
1.429s, 2036	11,148,719	666,476
IFB Ser. 07-W8, Class 2A2, IO,
1.319s, 2037	11,054,138	571,499
IFB Ser. 06-70, Class WI, IO,
1.319s, 2036	4,123,459	176,536
IFB Ser. 07-30, Class JS, IO,
1.309s, 2037	10,665,738	649,089

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-30, Class LI, IO,
1.309s, 2037	$6,483,632	$413,024
IFB Ser. 07-W2, Class 1A2, IO,
1.299s, 2037	24,845,085	1,400,436
IFB Ser. 07-54, Class IA, IO,
1.279s, 2037	5,625,715	352,768
IFB Ser. 07-54, Class IB, IO,
1.279s, 2037	5,625,715	352,768
IFB Ser. 07-54, Class IC, IO,
1.279s, 2037	5,625,715	352,768
IFB Ser. 07-54, Class ID, IO,
1.279s, 2037	5,625,715	352,768
IFB Ser. 07-54, Class IE, IO,
1.279s, 2037	5,625,715	352,768
IFB Ser. 07-54, Class IF, IO,
1.279s, 2037	8,263,400	518,168
IFB Ser. 07-54, Class UI, IO,
1.279s, 2037	7,838,617	526,336
IFB Ser. 07-15, Class CI, IO,
1.249s, 2037	20,136,723	1,233,428
IFB Ser. 06-123, Class BI, IO,
1.249s, 2037	26,610,028	1,580,990
IFB Ser. 06-115, Class JI, IO,
1.249s, 2036	14,696,367	899,657
IFB Ser. 06-123, Class LI, IO,
1.189s, 2037	9,860,007	567,028
IFB Ser. 07-39, Class AI, IO,
0.989s, 2037	9,374,879	487,929
IFB Ser. 07-32, Class SD, IO,
0.979s, 2037	6,601,409	331,012
IFB Ser. 07-30, Class UI, IO,
0.969s, 2037	5,526,788	293,060
IFB Ser. 07-32, Class SC, IO,
0.969s, 2037	8,740,728	432,294
IFB Ser. 07-1, Class CI, IO,
0.969s, 2037	6,419,465	328,922
IFB Ser. 05-74, Class SE, IO,
0.969s, 2035	4,500,169	195,442
IFB Ser. 07-W5, Class 1A2, IO,
0.949s, 2037	11,502,334	345,070
IFB Ser. 07-4, Class PS, IO,
0.924s, 2037	25,062,384	1,159,135
IFB Ser. 07-75, Class ID, IO,
0.739s, 2037	7,897,826	380,699
Ser. 03-W6, Class PT1,
9.987s, 2042	83,931	92,231
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	1,979,884	2,099,049
Ser. 02-T19, Class A3,
7 1/2s, 2042	1,143,538	1,204,797
Ser. 02-T12, Class A3,
7 1/2s, 2042	289,932	304,968
Ser. 02-14, Class A2,
7 1/2s, 2042	13,485	13,922
Ser. 01-T10, Class A2,
7 1/2s, 2041	1,240,229	1,301,209
Ser. 02-T4, Class A3, 7 1/2s, 2041	350,350	369,465
Ser. 01-T3, Class A1, 7 1/2s, 2040	837,938	876,837

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Fannie Mae
Ser. 01-T1, Class A1, 7 1/2s, 2040	$2,619,316	$2,746,190
Ser. 99-T2, Class A1, 7 1/2s, 2039	994,524	1,055,280
Ser. 00-T6, Class A1, 7 1/2s, 2030	474,167	497,363
Ser. 01-T4, Class A1, 7 1/2s, 2028	6,411,333	6,823,181
Ser. 01-T10, Class A1, 7s, 2041	5,559,492	5,764,604
Ser. 98-T2, Class A4, IO,
6 1/2s, 2036	163,144	115
Ser. 03-86, Class IB, IO,
5 1/2s, 2028	3,631	8
Ser. 03-W10, Class 3, IO,
1.933s, 2043	1,136,601	57,926
Ser. 03-W10, Class 3A, IO,
0.850s, 2043	37,737,501	627,368
Ser. 03-W10, Class 1A, IO,
0.831s, 2043	30,563,503	435,438
Ser. 01-T1, Class 1, IO,
0.828s, 2040	1,051,924	4,438
Ser. 00-T6, IO, 0.762s, 2030	17,938,255	261,108
Ser. 02-T18, IO, 0.517s, 2042	53,077,165	690,243
Ser. 02-W8, Class 1, IO,
0.353s, 2042	27,168,664	232,962
Ser. 06-84, Class OP, Principal
only (PO), zero %, 2036	130,392	128,066
Ser. 372, Class 1, PO, zero %, 2036	27,572,668	20,678,299
Ser. 06-56, Class XF, zero %, 2036	399,463	415,941
Ser. 04-38, Class AO, PO,
zero %, 2034	2,350,532	1,663,001
Ser. 04-61, Class CO, PO,
zero %, 2031	2,981,418	2,400,021
Ser. 99-51, Class N, PO,
zero %, 2029	386,825	322,999
Ser. 07-31, Class TS, IO,
zero %, 2009	14,180,737	129,015
Ser. 07-15, Class IM, IO,
zero %, 2009	5,530,227	61,400
Ser. 07-16, Class TS, IO,
zero %, 2009	22,738,221	218,262
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	41,284	43,608
Ser. T-42, Class A5, 7 1/2s, 2042	519,133	545,505
Ser. T-60, Class 1A2, 7s, 2044	9,787,280	10,237,054
Ser. T-57, Class 1AX, IO,
0.453s, 2043	15,624,822	177,654
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.348s, 2020	30,199,271	1,585,184
First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	3,121,100	2,629,039
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,527,884
Freddie Mac
FRB Ser. 3326, Class XF,
zero %, 2037	1,066,863	1,053,188
FRB Ser. 3122, Class GF,
zero %, 2036	1,984,648	2,027,266

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Freddie Mac
FRB Ser. 3326, Class WF,
zero %, 2035	$979,243	$960,772
IFB Ser. 3182, Class PS,
5.59s, 2032	3,544,504	3,969,406
IFB Ser. 3149, Class SU,
3.843s, 2036	1,990,442	1,920,019
IFB Ser. 3114, Class GK,
3.39s, 2036	1,611,850	1,647,775
IFB Ser. 3081, Class DC,
3.274s, 2035	2,637,810	2,706,967
IFB Ser. 2979, Class AS,
3.181s, 2034	1,248,845	1,255,413
IFB Ser. 3065, Class DC,
2.603s, 2035	4,239,207	4,011,421
IFB Ser. 2828, Class GI, IO,
1.748s, 2034	447,310	41,622
IFB Ser. 3184, Class SP, IO,
1.598s, 2033	10,171,687	753,722
IFB Ser. 2869, Class JS, IO,
1.498s, 2034	1,028,072	65,820
IFB Ser. 3203, Class SH, IO,
1.388s, 2036	5,743,622	513,023
IFB Ser. 2755, Class SG, IO,
1.348s, 2031	7,666,034	454,596
IFB Ser. 2828, Class TI, IO,
1.298s, 2030	3,793,092	260,848
IFB Ser. 3297, Class BI, IO,
1.008s, 2037	16,693,536	1,227,550
IFB Ser. 3284, Class IV, IO,
0.998s, 2037	4,216,908	329,749
IFB Ser. 3287, Class SD, IO,
0.998s, 2037	5,542,783	361,323
IFB Ser. 3281, Class BI, IO,
0.998s, 2037	3,201,086	222,941
IFB Ser. 3028, Class ES, IO,
0.998s, 2035	19,877,702	1,441,962
IFB Ser. 3042, Class SP, IO,
0.998s, 2035	4,094,262	279,094
IFB Ser. 3045, Class DI, IO,
0.978s, 2035	34,324,051	2,102,480
IFB Ser. 3054, Class CS, IO,
0.948s, 2035	3,998,629	207,886
IFB Ser. 3107, Class DC, IO,
0.948s, 2035	18,834,935	1,409,584
IFB Ser. 3066, Class SI, IO,
0.948s, 2035	13,696,996	993,584
IFB Ser. 2950, Class SM, IO,
0.948s, 2016	2,434,391	148,711
IFB Ser. 3256, Class S, IO,
0.938s, 2036	11,275,007	821,951
IFB Ser. 3031, Class BI, IO,
0.937s, 2035	4,215,503	334,038
IFB Ser. 3244, Class SB, IO,
0.908s, 2036	4,673,954	312,604
IFB Ser. 3244, Class SG, IO,
0.908s, 2036	5,386,915	370,215
IFB Ser. 3326, Class GS, IO,
0.898s, 2037	28,196,888	1,628,751

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3236, Class IS, IO,
0.898s, 2036	$8,751,936	$564,647
IFB Ser. 3147, Class SH, IO,
0.898s, 2036	16,144,327	1,147,536
IFB Ser. 3114, Class TS, IO,
0.898s, 2030	26,575,052	1,487,615
IFB Ser. 3240, Class S, IO,
0.868s, 2036	17,041,978	1,140,283
IFB Ser. 3153, Class JI, IO,
0.868s, 2036	8,440,427	493,362
IFB Ser. 3065, Class DI, IO,
0.868s, 2035	2,973,905	234,335
IFB Ser. 3218, Class AS, IO,
0.828s, 2036	6,046,549	365,993
IFB Ser. 3221, Class SI, IO,
0.828s, 2036	7,112,927	443,185
IFB Ser. 3202, Class PI, IO,
0.788s, 2036	19,311,167	1,210,018
IFB Ser. 3201, Class SG, IO,
0.748s, 2036	8,984,145	557,193
IFB Ser. 3203, Class SE, IO,
0.748s, 2036	7,991,604	488,468
IFB Ser. 3171, Class PS, IO,
0.733s, 2036	7,582,207	475,958
IFB Ser. 3152, Class SY, IO,
0.728s, 2036	12,220,997	837,279
IFB Ser. 3284, Class BI, IO,
0.698s, 2037	5,302,778	309,769
IFB Ser. 3199, Class S, IO,
0.698s, 2036	9,793,453	584,352
IFB Ser. 3284, Class LI, IO,
0.688s, 2037	9,309,723	579,683
IFB Ser. 3281, Class AI, IO,
0.678s, 2037	20,295,538	1,266,846
IFB Ser. 3311, Class IA, IO,
0.658s, 2037	7,830,060	505,775
IFB Ser. 3311, Class IB, IO,
0.658s, 2037	7,830,060	505,775
IFB Ser. 3311, Class IC, IO,
0.658s, 2037	7,830,060	505,775
IFB Ser. 3311, Class ID, IO,
0.658s, 2037	7,830,060	505,775
IFB Ser. 3311, Class IE, IO,
0.658s, 2037	12,055,930	778,740
IFB Ser. 3274, Class JS, IO,
0.658s, 2037	15,749,763	871,274
IFB Ser. 3240, Class GS, IO,
0.628s, 2036	10,331,648	624,498
IFB Ser. 3339, Class TI, IO,
0.388s, 2037	12,463,320	678,645
IFB Ser. 3288, Class SJ, IO,
0.378s, 2037	8,626,679	398,941
IFB Ser. 3284, Class CI, IO,
0.368s, 2037	20,160,717	1,054,902
IFB Ser. 3016, Class SQ, IO,
0.358s, 2035	7,527,828	290,905
IFB Ser. 3284, Class WI, IO,
0.348s, 2037	33,465,098	1,697,214

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3286, Class SA, IO,
0.348s, 2037	$10,693,805	$454,487
IFB Ser. 3235, Class SA, IO,
0.198s, 2036	4,157,354	168,548
Ser. 2852, Class VS, IO,
1.252s, 2034	355,896	30,801
Ser. 246, PO, zero %, 2037	28,744,797	21,627,841
Ser. 3300, PO, zero %, 2037	3,884,416	2,971,578
Ser. 236, PO, zero %, 2036	2,528,824	1,905,041
Ser. 2191, Class MO, PO,
zero %, 2027	9,083	9,052
Ser. 1208, Class F, PO, zero %, 2022	384,030	323,806
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	1,354,000	1,389,373
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	4,279,173
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	4,134,628	4,194,580
Government National
Mortgage Association
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	342,436	275,182
IFB Ser. 07-51, Class SP,
6.503s, 2037	570,100	615,334
IFB Ser. 06-62, Class SI, IO,
1.884s, 2036	6,950,537	530,787
IFB Ser. 07-1, Class SL, IO,
1.864s, 2037	2,824,864	223,066
IFB Ser. 07-1, Class SM, IO,
1.854s, 2037	2,804,394	220,567
IFB Ser. 05-66, Class SP,
1.658s, 2035	2,424,978	2,259,084
IFB Ser. 07-53, Class ES, IO,
1.4s, 2037	6,335,000	280,621
IFB Ser. 07-26, Class SG, IO,
1.354s, 2037	8,895,174	633,526
IFB Ser. 07-9, Class BI, IO,
1.324s, 2037	19,084,849	1,190,946
IFB Ser. 07-25, Class SA, IO,
1.304s, 2037	7,389,536	429,746
IFB Ser. 07-25, Class SB, IO,
1.304s, 2037	14,520,323	844,444
IFB Ser. 07-26, Class LS, IO,
1.304s, 2037	18,491,112	1,288,237
IFB Ser. 07-26, Class SA, IO,
1.304s, 2037	20,759,117	1,256,985
IFB Ser. 07-22, Class S, IO,
1.304s, 2037	4,740,376	363,185
IFB Ser. 07-11, Class SA, IO,
1.304s, 2037	4,951,225	341,786
IFB Ser. 07-14, Class SB, IO,
1.304s, 2037	4,768,770	328,026
IFB Ser. 07-51, Class SJ, IO,
1.254s, 2037	5,536,312	438,093
IFB Ser. 06-38, Class SG, IO,
1.154s, 2033	20,840,494	993,237

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Government National
Mortgage Association
IFB Ser. 07-51, Class SG, IO,
1.084s, 2037	$4,155,153	$226,137
IFB Ser. 07-26, Class SD, IO,
1.048s, 2037	10,299,968	704,575
IFB Ser. 07-9, Class DI, IO,
1.014s, 2037	9,672,075	519,670
IFB Ser. 07-48, Class SB, IO,
0.898s, 2037	9,271,992	511,455
IFB Ser. 05-65, Class SI, IO,
0.854s, 2035	9,497,452	502,155
IFB Ser. 07-53, Class SG, IO,
0.797s, 2037	3,970,000	211,565
IFB Ser. 06-14, Class S, IO,
0.754s, 2036	7,522,585	361,274
IFB Ser. 07-9, Class AI, IO,
0.748s, 2037	10,256,812	617,748
IFB Ser. 06-11, Class ST, IO,
0.744s, 2036	4,654,948	220,542
IFB Ser. 07-36, Class SY, IO,
0.718s, 2037	6,670,390	375,055
IFB Ser. 07-27, Class SD, IO,
0.704s, 2037	5,322,816	233,130
IFB Ser. 07-19, Class SJ, IO,
0.704s, 2037	8,927,488	396,621
IFB Ser. 07-23, Class ST, IO,
0.704s, 2037	11,037,434	448,227
IFB Ser. 07-9, Class CI, IO,
0.704s, 2037	12,585,612	549,974
IFB Ser. 07-7, Class EI, IO,
0.704s, 2037	5,239,625	230,465
IFB Ser. 07-1, Class S, IO,
0.704s, 2037	11,858,153	531,487
IFB Ser. 07-3, Class SA, IO,
0.704s, 2037	11,301,235	502,629
IFB Ser. 07-53, Class SC, IO,
0.703s, 2037	7,241,000	307,677
IFB Ser. 07-43, Class SC, IO,
0.348s, 2037	9,591,270	432,701
Ser. 07-58, Class PS, IO, 6s,
2037 ##	3,622,000	252,794
Ser. 07-58, Class SA, IO, 6s,
2037 ##	7,046,000	357,873
Ser. 07-59, Class PS, IO, 6s,
2037 ##	4,303,914	273,030
Ser. 07-59, Class SD, IO, 6s, 2037 ##	1,050,000	51,844
Ser. 07-59, Class SP, IO, 6s, 2037 ##	528,000	33,660
Ser. 07-57, Class QA, 6s, 2037 ##	13,688,663	688,711
Ser. 99-31, Class MP, PO,
zero %, 2029	38,278	31,942
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	1,506,000	1,513,686
FRB Ser. 07-GG10, Class AM,
5.993s, 2045	5,316,000	5,378,712
GS Mortgage Securities Corp. II
144A FRB Ser. 03-FL6A, Class L,
9.003s, 2015	1,843,461	1,825,026

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
GSR Mortgage Loan Trust
IFB Ser. 06-4F, Class 4A2, IO,
2.019s, 2036	$4,041,274	$204,796
IFB Ser. 06-7F, Class 5A2, IO,
1.969s, 2036	5,306,306	238,283
JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	7,065,000	7,158,823
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	11,043,000	11,201,798
FRB Ser. 07-LD11, Class A3,
6.007s, 2049	1,878,000	1,900,292
FRB Ser. 07-LD11, Class AM,
6.007s, 2049	2,400,000	2,390,256
FRB Ser. 07-CB19, Class AM,
5.937s, 2049	6,209,000	6,160,508
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	2,443,000	2,357,104
Ser. 07-CB20, Class A3,
5.863s, 2051	3,771,000	3,796,794
Ser. 07-CB20, Class A4,
5.837s, 2051	4,525,000	4,569,526
Ser. 07-CB18, Class AM,
5.466s, 2047	4,327,000	4,202,382
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.049s, 2051	280,766,000	3,565,728
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	2,042,024
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,237,304
LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	3,611,000	3,674,193
Ser. 07-C6, Class A2, 5.845s, 2012	3,440,000	3,520,496
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3,
9.293s, 2036	3,401,133	3,725,184
IFB Ser. 07-5, Class 8A2, IO,
2.589s, 2036	6,535,227	407,798
IFB Ser. 07-4, Class 3A2, IO,
2.069s, 2037	5,060,758	302,855
IFB Ser. 06-5, Class 2A2, IO,
2.019s, 2036	12,125,290	660,617
IFB Ser. 07-2, Class 2A13, IO,
1.559s, 2037	8,501,308	527,037
IFB Ser. 06-9, Class 2A2, IO,
1.489s, 2037	10,472,156	641,286
IFB Ser. 06-7, Class 2A4, IO,
1.419s, 2036	18,270,246	810,150
IFB Ser. 06-7, Class 2A5, IO,
1.419s, 2036	16,568,081	940,698
IFB Ser. 06-6, Class 5A2, IO,
1.369s, 2036	6,118,805	177,409
IFB Ser. 06-6, Class 1A2, IO,
1.369s, 2036	6,875,070	306,540

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

	Principal amount	Value
Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A3, IO,
1.369s, 2036	$9,498,035	$483,088
IFB Ser. 06-4, Class 1A3, IO,
0.269s, 2036	4,274,543	56,836
IFB Ser. 06-5, Class 1A3, IO,
0.269s, 2036	3,253,340	28,525
IFB Ser. 06-7, Class 1A3, IO,
0.219s, 2036	7,756,376	79,397
Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s,
2040 (Canada)	4,511,500	3,674,582
Ser. 04-1A, Class K, 5.45s,
2040 (Canada)	1,653,000	1,254,601
Ser. 04-1A, Class L, 5.45s,
2040 (Canada)	752,500	532,129
MASTR Adjustable Rate Mortgages
Trust Ser. 04-13, Class 3A6,
3.786s, 2034	579,000	562,325
Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049	201,762,695	2,916,101
Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.279s, 2035	976,627	966,250
Ser. 96-C2, Class JS, IO,
2.264s, 2028	7,248,788	577,638
Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class AM, 6.022s, 2050	691,000	694,981
Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 6.119s, 2049	1,827,000	1,862,052
Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO,
8.069s, 2037	8,019,272	2,402,023
Morgan Stanley Capital I FRB
Ser. 07-IQ14, Class AM, 5.877s, 2049	1,136,000	1,129,540
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039	13,869,752	9,159,454
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.353s, 2035	8,421,270	8,372,438
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E,
7.236s, 2030	2,378,284	2,413,609
Ser. 97-MC2, Class X, IO,
1.328s, 2012	1,775,660	2,624
Permanent Financing PLC FRB
Ser. 8, Class 2C, 6.124s, 2042
(United Kingdom)	973,000	966,617
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	880,000	765,222
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.419s, 2036	1,931,496	29,274
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035	1,580,000	1,573,794

COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%)* continued

		Principal amount	Value
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		$1,339,000	$1,200,655
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		1,590,000	1,365,537
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		1,438,000	1,274,484
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		1,371,000	1,136,484
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (Ireland)	GBP	1,094,530	2,175,539
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (Ireland)	GBP	2,743,664	5,443,058
URSUS EPC 144A
FRB Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	1,488,103	2,933,619
Ser. 1-A, Class X1, IO, 4.925s,
2012 (Ireland)	GBP	5,000	253,400
Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 9.053s, 2018		$3,292,000	3,272,511
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		70,020,575	935,224

Total collateralized mortgage obligations
(cost $488,935,717)			$515,524,145

CORPORATE BONDS AND NOTES (19.3%)*

		Principal amount	Value

Basic Materials (1.4%)
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015 (Canada)		$570,000	$507,300
Builders FirstSource, Inc. company
guaranty FRN 9.808s, 2012		1,195,000	1,150,188
Clondalkin Acquisition BV 144A
sec. FRN 7.694s, 2013 (Netherlands)		340,000	326,400
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		1,715,000	1,727,863
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		5,065,000	5,242,275
Domtar, Inc. notes 7 7/8s,
2011 (Canada)		465,000	477,788
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		3,442,000	3,760,385
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN
8.394s, 2015		605,000	628,444
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		1,722,000	1,855,455

CORPORATE BONDS AND NOTES (19.3%)* continued

		Principal amount	Value
Basic Materials continued
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		$239,000	$252,145
Georgia-Pacific Corp.
notes 8 1/8s, 2011		230,000	233,450
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		2,431,000	2,552,550
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		2,465,000	2,711,500
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		2,155,000	2,429,763
Lyondell Chemical Co. company
guaranty 6 7/8s, 2017		1,860,000	2,022,750
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		1,114,000	1,102,860
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		951,000	1,014,004
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		574,000	602,700
NewPage Corp. company
guaranty 10s, 2012		252,000	265,230
NewPage Holding Corp.
sr. notes FRN 12.36s, 2013 ‡‡		325,000	318,500
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		82,000	63,960
Novelis, Inc. company
guaranty 7 1/4s, 2015		701,000	676,465
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	2,435,000	3,418,909
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015		$2,126,000	2,051,590
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		755,000	721,025
			36,113,499

Capital Goods (0.9%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		1,867,000	1,848,330
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014		1,004,000	1,026,590
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada) (S)		1,305,000	1,366,988
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		2,592,000	2,660,040
General Cable Corp. company
guaranty FRN 7.606s, 2015		850,000	824,500
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		3,113,000	3,058,523
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		2,084,000	2,000,640
Legrand SA debs. 8 1/2s,
2025 (France)		4,999,000	5,848,830
Owens-Illinois, Inc. debs. 7 1/2s, 2010		453,000	456,398
RBS Global, Inc. /Rexnord Corp.
company guaranty 9 1/2s, 2014		3,140,000	3,249,900

CORPORATE BONDS AND NOTES (19.3%)* continued

	Principal amount	Value
Capital Goods continued
TD Funding Corp. company
guaranty 7 3/4s, 2014	$420,000	$424,200
Tekni-Plex, Inc. sec.
notes 10 7/8s, 2012	550,000	591,250
		23,356,189

Communication Services (0.8%)
American Cellular Corp. company
guaranty 9 1/2s, 2009	1,350,000	1,373,625
American Tower Corp. 144A
sr. notes 7s, 2017	1,730,000	1,736,488
Cincinnati Bell, Inc. company
guaranty 7s, 2015	1,294,000	1,248,710
Cricket Communications, Inc. 144A
company guaranty 9 3/8s, 2014	1,765,000	1,791,475
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	4,551,000	4,357,583
iPCS, Inc. 144A sec. FRN
7.481s, 2013	575,000	557,750
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	370,000	377,400
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	2,985,000	3,022,313
Qwest Corp. debs. 7 1/4s, 2025	1,375,000	1,350,938
Qwest Corp. notes 8 7/8s, 2012	4,691,000	5,119,054
Qwest Corp. sr. unsec.
notes 7 1/2s, 2014	610,000	634,400
Rural Cellular Corp. 144A
sr. sub. notes FRN 8.621s, 2013	790,000	809,750
West Corp. company
guaranty 9 1/2s, 2014	528,000	545,160
		22,924,646

Consumer Cyclicals (2.9%)
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	1,175,000	1,207,313
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	1,325,000	1,298,500
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	1,453,443	1,424,374
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	3,792,000	4,000,560
Ford Motor Co. notes 7.45s, 2031	1,113,000	873,705
Ford Motor Credit Corp.
notes 7 7/8s, 2010	1,100,000	1,075,276
Ford Motor Credit Corp.
notes 7 3/8s, 2009	883,000	865,832
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	3,013,000	3,058,265
Ford Motor Credit Corp. sr. unsec.
9 3/4s, 2010	1,978,000	2,017,928
Ford Motor Credit Corp. sr. unsec.
FRN 8.11s, 2012	534,000	504,662
General Motors Corp. debs.
9.4s, 2021	370,000	351,500

CORPORATE BONDS AND NOTES (19.3%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.36s, 2012	$155,000	$153,450
Goodyear Tire & Rubber Co. (The)
144A sr. notes 8 5/8s, 2011	1,000	1,045
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.784s, 2014	1,280,000	1,273,600
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	4,015,000	4,045,113
Jostens IH Corp. company
guaranty 7 5/8s, 2012	4,138,000	4,210,415
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	3,326,000	3,492,300
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	1,320,000	1,359,600
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	1,163,000	917,316
Meritage Homes Corp. sr. notes
7s, 2014	332,000	265,600
Meritor Automotive, Inc.
notes 6.8s, 2009	491,000	482,408
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	2,757,000	2,881,065
MGM Mirage, Inc. company
guaranty 6s, 2009	7,904,000	7,844,720
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	794,000	488,310
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	2,940,000	2,969,400
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,386,000	1,403,325
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	1,295,000	1,225,394
Quebecor Media notes 7 3/4s, 2016
(Canada) ##	320,000	307,200
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	533,000	503,685
Scientific Games Corp. company
guaranty 6 1/4s, 2012	4,989,000	4,808,149
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	2,100,000	2,115,750
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	614,000	472,780
Station Casinos, Inc.
sr. notes 6s, 2012	2,191,000	2,081,450
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)	1,854,000	1,867,905
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	1,720,000	1,715,700
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,976,000	1,714,180
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	677,000	563,603
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	2,855,000	2,762,213
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	766,000	566,840

CORPORATE BONDS AND NOTES (19.3%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	$4,260,000	$3,301,500
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	2,605,000	2,552,900
		75,024,831

Consumer Staples (2.5%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	4,155,000	4,238,100
AMC Entertainment, Inc. company
guaranty 11s, 2016	1,152,000	1,226,880
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	948,000	902,970
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	574,508	30,019
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	1,280,000	1,254,400
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	1,352,000	1,311,440
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	246,000	230,010
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	5,068,000	5,131,350
CCH II, LLC/Capital Corp.
sr. unsec. notes Ser. B, 10 1/4s, 2010	5,326,000	5,539,040
CCH, LLC/Capital Corp. sr. unsec.
notes 10 1/4s, 2010	556,000	568,510
Church & Dwight Co., Inc. company
guaranty 6s, 2012	3,512,000	3,380,300
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,995,000	1,885,275
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	2,150,000	2,069,375
Dean Foods Co. company
guaranty 7s, 2016	611,000	580,450
Del Monte Corp. company
guaranty 6 3/4s, 2015	1,780,000	1,708,800
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	3,605,000	3,659,075
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	15,810,000	15,889,050
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	750,000	793,125
Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	562,000	393,400
Playtex Products, Inc. company
guaranty 8s, 2011	1,758,000	1,850,295
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	2,384,000	2,407,840
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	2,370,000	2,458,875
Rental Services Corp. company
guaranty 9 1/2s, 2014	1,077,000	1,028,535

CORPORATE BONDS AND NOTES (19.3%)* continued

	Principal amount	Value
Consumer Staples continued
Rite Aid Corp. company
guaranty 9 3/8s, 2015	$1,325,000	$1,232,250
Rite Aid Corp. sec. notes
7 1/2s, 2017	1,275,000	1,200,094
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	1,210,000	1,234,200
Young Broadcasting, Inc. company
guaranty 10s, 2011	966,000	891,135
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	331,000	278,040
		63,372,833

Energy (2.9%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	5,575,000	5,463,500
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	1,310,000	1,228,125
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014 (Canada)	5,729,000	5,442,550
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	5,575,000	5,728,313
Complete Production Services, Inc.
company guaranty 8s, 2016	2,195,000	2,170,306
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	3,895,000	3,748,938
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,295,000	1,327,375
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	3,185,000	3,169,075
Forest Oil Corp. sr. notes 8s, 2011	3,730,000	3,869,875
Gaz Capital for Gazprom 144A
sr. unsec. 7.288s, 2037 (Luxembourg)	1,280,000	1,361,280
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	4,610,000	4,460,175
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	4,355,000	4,071,925
Lukoil International Finance 144A
company guaranty 6.656s,
2022 (Netherlands)	1,100,000	1,040,710
Lukoil International Finance 144A
company guaranty 6.356s,
2017 (Netherlands)	2,500,000	2,400,000
Massey Energy Co.
sr. notes 6 5/8s, 2010	1,958,000	1,913,945
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	2,650,000	2,603,625
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	3,232,000	3,135,040
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	2,696,903	2,787,009
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	2,625,000	2,691,728
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	5,820,000	5,689,050
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	1,352,000	1,426,360

CORPORATE BONDS AND NOTES (19.3%)* continued

		Principal amount	Value
Energy continued
Petroleum Co. of Trinidad & Tobago
Ltd. 144A sr. unsec 6s,
2022 (Trinidad)		$3,595,000	$3,615,384
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015		535,000	524,300
Plains Exploration &
Production Co. company
guaranty 7s, 2017		580,000	542,300
Pride International, Inc.
sr. notes 7 3/8s, 2014		3,145,000	3,223,625
			73,634,513

Financial (3.9%)
Banco Do Brasil 144A sr. unsec.
9 3/4s, 2017 (Cayman Islands)		2,155,000	1,099,850
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 7.358s,
2012 (Cayman Islands)		10,299,000	10,196,525
General Motors Acceptance Corp.
notes 7 3/4s, 2010		418,000	414,599
General Motors Acceptance Corp.
notes 7s, 2012		335,000	318,405
General Motors Acceptance Corp.
notes 6 7/8s, 2012		2,179,000	2,043,867
General Motors Acceptance Corp.
notes 6 7/8s, 2011		375,000	356,874
General Motors Acceptance Corp.
notes 6 3/4s, 2014 (S)		4,960,000	4,495,630
General Motors Acceptance Corp.
notes FRN 7.821s, 2014		1,320,000	1,216,905
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009		160,000	156,600
GMAC LLC unsub. notes 6 5/8s, 2012		2,060,000	1,927,840
Goldman Sachs Group, Inc (The)
sub. notes 6 3/4s, 2037		1,260,000	1,266,340
HUB International Holdings, Inc.
144A sr. notes 9s, 2014		270,000	259,200
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		375,000	348,750
JPMorgan Chase & Co. 144A unsec.
unsub. note Ser. 07-15, 8s, 2012	INR	76,000,000	2,022,086
Lehman Brothers Holdings, Inc.
sr. unsec 6.2s, 2014		$4,785,000	4,803,953
Leucadia National Corp. sr. unsec.
8 1/8s, 2015		530,000	533,313
Leucadia National Corp. sr. unsec.
7 1/8s, 2017		1,024,000	975,360
Liberty Mutual Insurance 144A
notes 7.697s, 2097		2,900,000	2,811,190
Morgan Stanley sr. unsec.
bonds 5.182s, 2017	BRL	7,331,000	3,906,677
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)		$2,818,000	2,945,321
Pemex Project Funding Master Trust
company guaranty 9 1/2s, 2027		9,008,000	12,241,872
Pemex Project Funding Master Trust
company guaranty 5 3/4s, 2015		16,127,000	16,136,902

CORPORATE BONDS AND NOTES (19.3%)* continued

	Principal amount	Value
Financial continued
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	$1,440,000	$1,382,400
Realogy Corp. 144A
sr. notes 10 1/2s, 2014	2,820,000	2,404,050
RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s,
2017 (Luxembourg)	3,880,000	3,652,632
UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††	2,850,000	2,854,275
USI Holdings Corp. 144A
sr. notes FRN 9.433s, 2014	245,000	232,750
VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)	7,596,000	7,435,724
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)	3,035,000	2,970,962
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	7,265,000	7,583,934
		98,994,786

Health Care (1.4%)
Community Health Systems, Inc.
144A sr. notes 8 7/8s, 2015	3,250,000	3,339,375
DaVita, Inc. company
guaranty 6 5/8s, 2013	1,134,000	1,125,495
HCA, Inc. notes 6 3/8s, 2015	1,766,000	1,505,515
HCA, Inc. notes 5 3/4s, 2014	1,985,000	1,664,919
HCA, Inc. 144A sec. notes
9 1/4s, 2016	2,730,000	2,900,625
HCA, Inc. 144A sec.
sr. notes 9 5/8s, 2016 ‡‡	2,340,000	2,497,950
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	4,560,000	4,229,400
Service Corporation International
debs. 7 7/8s, 2013	465,000	479,566
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	3,922,000	3,814,145
Surgical Care Affiliates, Inc.
144A sr. notes 8 7/8s, 2015 ‡‡	400,000	380,000
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	400,000	384,000
Tenet Healthcare Corp.
notes 7 3/8s, 2013	2,140,000	1,813,650
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	854,000	781,410
US Oncology, Inc. company
guaranty 9s, 2012	3,430,000	3,455,725
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	2,101,000	2,037,970
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	2,840,000	3,088,500
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	1,339,000	1,355,738
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	1,350,000	1,346,625
		36,200,608

CORPORATE BONDS AND NOTES (19.3%)* continued

	Principal amount	Value
Technology (0.6%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	$2,334,000	$2,147,280
CHR Intermediate Holding Corp.
144A sr. notes 12.871s, 2013 ‡‡	715,000	727,513
Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	685,000	667,875
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016 (S)	1,614,000	1,501,020
Freescale Semiconductor, Inc.
sr. unsec. 9 1/8s, 2014 ‡‡	1,613,000	1,492,025
Freescale Semiconductor, Inc.
sr. unsec. 8 7/8s, 2014	2,266,000	2,186,690
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	4,018,000	4,068,225
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	81,000	60,750
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	1,906,000	1,982,240
		14,833,618

Utilities & Power (2.0%)
AES Corp. (The) sr. notes
8 7/8s, 2011	361,000	377,245
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	3,250,000	3,404,375
CMS Energy Corp. sr. notes
7 3/4s, 2010	1,225,000	1,281,431
Colorado Interstate Gas Co.
debs. 6.85s, 2037	2,495,000	2,467,178
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	700,000	688,471
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	654,000	676,890
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	760,000	779,000
Edison Mission Energy 144A
sr. notes 7.2s, 2019	1,125,000	1,108,125
Edison Mission Energy 144A
sr. notes 7s, 2017	785,000	773,225
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	1,315,000	1,526,886
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	3,632,000	3,541,200
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012 (S)	7,850,000	7,781,313
NRG Energy, Inc. sr. notes
7 3/8s, 2016	1,015,000	1,017,538
Orion Power Holdings, Inc.
sr. notes 12s, 2010	5,195,000	5,688,525
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	3,346,000	3,413,957
Teco Energy, Inc. notes 7.2s, 2011	1,165,000	1,215,417
Teco Energy, Inc. notes 7s, 2012	1,500,000	1,556,021
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	221,000	226,184
Tennessee Gas Pipeline Co.
debs. 7s, 2028	520,000	529,305

CORPORATE BONDS AND NOTES (19.3%)* continued

		Principal amount	Value
Utilities & Power continued
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017		$1,052,000	$1,135,018
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026		3,235,000	3,425,056
Utilicorp United, Inc.
sr. notes 9.95s, 2011		61,000	66,445
Veolia Environnement
sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)	EUR	3,125,000	4,378,666
Williams Cos., Inc. (The)
notes 7 5/8s, 2019		$2,449,000	2,623,491
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017		605,000	617,100
			50,298,062

Total corporate bonds and notes
(cost $497,256,954)			$494,753,585

ASSET-BACKED SECURITIES (15.0%)*

		Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-4, Class A2C, 5.341s, 2035		$151,000	$148,296
Ace Securities Corp. FRB
Ser. 06-HE3, Class A2C, 5.281s, 2036		429,000	410,390
Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N2, 10s, 2034
(Cayman Islands)		344,872	172,436
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		2,906,000	2,966,923
Ser. 04-1A, Class E, 6.42s, 2039		1,768,000	1,731,087
Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C, 5.291s, 2036		761,000	738,170
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.631s, 2036		129,000	28,453
Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
5.321s, 2036		211,000	205,306
FRB Ser. 06-HE4, Class A5,
5.291s, 2036		540,000	518,363
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1,
6.196s, 2033		2,012,803	2,012,803
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.783s, 2011		3,310,000	3,304,828
Bear Stearns Asset Backed
Securities Trust IFB Ser. 07-AC5,
Class A6, IO, 1.419s, 2037		24,966,550	998,662
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.381s, 2034		1,703,000	1,277,250
FRB Ser. 06-PC1, Class M9,
6.881s, 2035		885,000	212,400

ASSET-BACKED SECURITIES (15.0%)* continued

	Principal amount	Value
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10,
7.381s, 2036	$1,582,000	$379,680
Bombardier Capital
Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	4,688,134	3,222,360
Ser. 00-A, Class A2, 7.575s, 2030	1,009,878	708,817
Ser. 99-B, Class A4, 7.3s, 2016	5,030,438	3,248,340
Ser. 99-B, Class A3, 7.18s, 2015	7,451,391	4,696,705
Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013	1,000,000	1,001,211
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.833s, 2010	3,730,000	3,732,282
Citigroup Mortgage
Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.631s, 2035	1,384,000	415,200
FRB Ser. 05-HE4, Class M12,
7.181s, 2035	1,931,000	386,200
FRB Ser. 05-OPT1, Class M1,
5.551s, 2035	235,000	223,135
IFB Ser. 07-6, Class 2A5, IO,
1.519s, 2037	7,796,147	307,948
Conseco Finance
Securitizations Corp.
FRB Ser. 01-4, Class M1,
7.415s, 2033	2,391,000	1,201,430
Ser. 00-4, Class A6, 8.31s, 2032	26,085,207	21,577,344
Ser. 00-5, Class A7, 8.2s, 2032	492,000	439,287
Ser. 00-1, Class A5, 8.06s, 2031	3,700,340	2,973,567
Ser. 00-4, Class A5, 7.97s, 2032	1,514,080	1,310,583
Ser. 01-3, Class M2, 7.44s, 2033	489,903	26,945
Ser. 01-4, Class A4, 7.36s, 2033	1,753,041	1,831,509
Ser. 00-6, Class A5, 7.27s, 2031	602,797	606,200
Ser. 01-1, Class A5, 6.99s, 2032	14,032,951	13,145,327
Ser. 01-3, Class A4, 6.91s, 2033	21,995,061	21,930,065
Ser. 02-1, Class A, 6.681s, 2033	6,613,098	6,750,912
Countrywide Asset Backed
Certificates FRB Ser. 05-14,
Class 3A2, 5.371s, 2036	172,000	167,815
Countrywide Asset Backed NIM
Certificates 144A Ser. 04-BC1N,
Class Note, 5 1/2s, 2035	2,061	825
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
2.366s, 2046	18,499,808	624,369
Ser. 05-2, Class 2X, IO,
zero %, 2035	26,473,007	562,551
Countrywide Home Loans 144A
Ser. 03-R4, Class 1A, PO, zero %, 2034	39,779	31,221
Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038 (Cayman Islands)	3,427,000	2,750,168
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	610,000	608,686

ASSET-BACKED SECURITIES (15.0%)* continued

		Principal amount	Value
FHLMC Structured Pass Through
Securities IFB Ser. T-56, Class 2ASI,
IO, 2.969s, 2043		$3,573,778	$311,589
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.094s, 2039		5,121,115	5,201,132
First Franklin Mortgage Loan Asset
Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 5.281s, 2036		790,000	752,228
Fort Point CDO, Ltd. FRB
Ser. 03-2A, Class A2, 6.63s, 2038
(Cayman Islands)		1,229,000	1,041,086
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
5.461s, 2036		1,107,000	1,051,650
FRB Ser. 06-2, Class 2A3,
5.301s, 2036		1,320,000	1,280,400
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		304,481	2,436
Ser. 04-3, Class A, 4 1/2s, 2034		7,092	103
G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 7.131s, 2037
(Cayman Islands)		614,000	601,144
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		3,514,000	3,496,368
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s,
2043 (United Kingdom)	GBP	7,218,976	14,932,563
FRB Ser. 02-2, Class 1C, 6.61s,
2043 (United Kingdom)		$294,318	292,847
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	10,080,000	14,292,538
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,428,633	6,709,403
Ser. 94-4, Class B2, 8.6s, 2019		2,879,056	2,273,743
Ser. 93-1, Class B, 8.45s, 2018		2,578,972	2,463,370
Ser. 99-5, Class A5, 7.86s, 2030		28,522,763	26,098,328
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,779,070
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,604,768
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,829,510
Ser. 95-F, Class B2, 7.1s, 2021		482,815	477,986
Ser. 99-3, Class A7, 6.74s, 2031		3,957,000	4,001,516
Green Tree Home Improvement Loan
Trust Ser. 95-D, Class B2, 7.45s, 2025		378,005	337,101
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		13,977,159	13,552,351
Ser. 99-5, Class M1A, 8.3s, 2026		343,000	317,137
Ser. 99-5, Class A4, 7.59s, 2028		331,187	338,486
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		3,004,645	3,002,121
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.281s, 2036		1,965,000	1,875,513
GSMPS Mortgage Loan Trust 144A
Ser. 01-2, IO, 0.215s, 2032		1,269,599	6,970
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.131s,
2030 (Cayman Islands)		2,453,000	2,181,944
FRB Ser. 05-1A, Class E, 6.931s,
2030 (Cayman Islands)		537,457	483,174

ASSET-BACKED SECURITIES (15.0%)* continued

		Principal amount	Value
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)		$914,561	$621,902
Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 5.461s, 2036		551,000	513,808
JPMorgan Mortgage
Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
7.381s, 2035		690,000	138,000
FRB Ser. 06-FRE1, Class A4,
5.421s, 2035		470,000	452,093
Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 5.341s, 2037 (F)		6,348,722	6,190,155
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.136s,
2036 (Cayman Islands)		11,120,000	10,880,225
FRB Ser. 02-1A, Class FFL, 7.886s,
2037 (Cayman Islands)		7,500,000	7,003,500
Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4,
5.391s, 2036		532,000	490,504
FRB Ser. 06-1, Class 2A3,
5.321s, 2036		602,000	583,940
Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.839s, 2039
(United Kingdom)	GBP	6,500,000	12,815,223
Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 8.381s, 2032		$6,357,565	4,958,901
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)		18,267	10,960
MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
5.281s, 2036		278,000	268,096
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5,
6.933s, 2010		3,730,000	3,734,651
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands) (In default) †		43,207	42,559
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †		6,769	1,939
Mid-State Trust Ser. 11, Class B,
8.221s, 2038		1,068,739	1,028,729
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class B3, 8.331s, 2034		1,597,000	958,200
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s, 2012		158,071	157,577
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 1A, Class C1A, 8.505s,
2038 (Cayman Islands)		2,000,000	1,931,800
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		659,027	636,803
Ser. 04-B, Class C, 3.93s, 2012		636,784	611,109

ASSET-BACKED SECURITIES (15.0%)* continued

		Principal amount	Value
Neon Capital, Ltd. 144A
limited recourse sec. notes
Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)		$2,028,770	$737,300
limited recourse sec.
notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)		2,649,208	1,097,906
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
5.291s, 2036		663,000	635,419
FRB Ser. 06-2, Class A2C,
5.281s, 2036		663,000	628,642
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		1,214,784	833,487
Ser. 99-D, Class A1, 7.84s, 2029		7,206,389	5,645,031
Ser. 02-B, Class A4, 7.09s, 2032		2,984,687	2,884,115
Ser. 99-B, Class A4, 6.99s, 2026		8,135,066	7,728,313
Ser. 01-D, Class A4, 6.93s, 2031		174,695	136,054
Ser. 01-C, Class A2, 5.92s, 2017		8,836,813	4,447,921
Ser. 02-C, Class A1, 5.41s, 2032		10,859,737	10,007,975
Ser. 01-C, Class A1, 5.16s, 2012		791,778	366,808
Ser. 01-E, Class A2, 5.05s, 2019		6,508,009	4,946,087
Ser. 02-A, Class A2, 5.01s, 2020		481,399	438,963
Oakwood Mortgage
Investors, Inc. 144A
FRB Ser. 01-B, Class A2,
6.128s, 2018		313,452	286,449
Ser. 01-B, Class A4, 7.21s, 2030		736,340	657,213
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 12s,
2018 (Ireland)		5,793,000	4,924,050
FRB Ser. 05-A, Class E, 10.1s,
2012 (Ireland)		1,317,000	1,224,942
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.631s, 2035		1,809,000	578,880
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.631s, 2034		863,000	474,650
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		49,272	46,808
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s,
2042 (United Kingdom)	GBP	6,492,000	13,187,152
FRB Ser. 3, Class 3C, 6.874s,
2042 (United Kingdom)		$3,300,000	3,237,628
Providian Gateway Master Trust FRB
Ser. 04-EA, Class E, 8.611s, 2011		6,550,000	6,555,629
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
5.321s, 2036		724,000	704,632
FRB Ser. 07-RZ1, Class A2,
5.291s, 2037		657,000	620,664
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
7.881s, 2035		1,523,000	319,830
Residential Asset Securitization
Trust IFB Ser. 07-A3, Class 2A2,
IO, 1.559s, 2037		19,986,971	1,212,514

ASSET-BACKED SECURITIES (15.0%)* continued

		Principal amount	Value
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
7.01s, 2038 (United Kingdom)	GBP	950,000	$1,904,081
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$197,132	198,634
SAIL Net Interest
Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		123,233	370
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands) (In default) †		491,904	14,757
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †		73,702	7
Ser. 03-10A, Class A, 7 1/2s, 2033
(Cayman Islands) (In default) †		415,971	42
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †		87,890	1,758
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †		55,236	221
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †		84,468	84
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †		60,872	1,035
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †		151,053	604
Sasco Net Interest Margin Trust
144A Ser. 03-BC1, Class B,
zero %, 2033 (Cayman Islands)
(In default) †		1,883,265	188
Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 5.271s, 2037		616,000	597,520
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
5.341s, 2036		1,124,000	1,053,076
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.301s, 2036		532,000	516,705
FRB Ser. 06-3, Class A3,
5.291s, 2036		1,974,000	1,906,609
Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
7.631s, 2036		1,086,000	162,900
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.58s, 2038
(Cayman Islands)		2,070,000	1,345,500
Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
5.391s, 2036		532,000	493,424
Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 7.631s, 2035		2,060,000	206,000
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.87s, 2015		10,948,895	10,770,976
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037		25,023,660	790,543
IFB Ser. 07-4, Class 1A3, IO,
1.121s, 2037		25,023,660	1,148,933

ASSET-BACKED SECURITIES (15.0%)* continued

Principal amount		Value
Structured Asset
Securities Corp. 144A
Ser. 98-RF3, Class A, IO,
6.1s, 2028	$298,627	$25,241
Ser. 07-RF1, Class 1A, IO,
0.303s, 2037	23,795,094	767,952
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	3,688,000	3,151,728
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	2,403,000	2,058,218
Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 5.451s, 2037	235,000	214,028
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.26s, 2044 (United Kingdom)	2,837,083	2,785,164

Total asset-backed securities
(cost $396,458,024)		$383,886,658

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.1%)*

Principal amount		Value

U.S. Government Guaranteed
Mortgage Obligations (0.4%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
July 20, 2037 to
September 20, 2037	$9,969,250	$10,190,832

U.S. Government Agency
Mortgage Obligations (3.7%)
Federal Home Loan
Mortgage Corporation
Pass-Through Certificates
6s, September 1, 2021	84,256	85,365
5 1/2s, May 1, 2020	372,310	372,339
Federal National Mortgage
Association Pass-Through Certificates
6 1/2s, August 1, 2037	4,606,100	4,691,384
6 1/2s, TBA, October 1, 2037	4,600,000	4,683,375
6s, April 1, 2021	4,318,904	4,377,951
5 1/2s, with due dates from
January 1, 2009 to February 1, 2021	4,656,629	4,660,299
5s, TBA, October 1, 2037	59,600,000	56,880,750
4 1/2s, with due dates from
November 1, 2020 to
October 1, 2035	13,804,921	12,869,419
4 1/2s, with due dates from
June 1, 2020 to September 1, 2020	5,061,007	4,895,140
4s, with due dates from
May 1, 2019 to September 1, 2020	829,675	782,559
		94,298,581

Total U.S. government and agency
mortgage obligations (cost $104,975,425)		$104,489,413

U.S. TREASURY OBLIGATIONS (5.5%)*

	Principal amount	Value
U.S. Treasury Bonds
6 1/4s, May 15, 2030	$42,182,000	$50,170,216
6 1/4s, August 15, 2023	27,090,000	31,123,869
U.S. Treasury Inflation Index
Notes 2 3/8s, January 15, 2017	16,318,872	16,424,129
U.S. Treasury Strip zero %,
November 15, 2024	98,235,000	41,920,882

Total U.S. treasury obligations
(cost $131,359,470)		$139,639,096

SENIOR LOANS (7.4%)* (c)

	Principal amount	Value

Basic Materials (0.8%)
Aleris International, Inc. bank term
loan FRN Ser. B, 7.565s, 2013	$1,097,243	$1,044,575
Celanese Corp. bank term loan FRN
Ser. B, 7.11s, 2014	1,246,875	1,221,353
Domtar Corp. bank term loan FRN
7.185s, 2014 (Canada)	1,605,000	1,562,066
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.424s, 2013	3,831,750	3,748,114
Georgia-Pacific Corp. bank term
loan FRN Ser. B2, 7.402s, 2012	1,094,500	1,070,610
Hexion Specialty Chemicals, Inc.
bank term loan FRN 7 5/8s, 2013	1,042,125	1,025,190
Hexion Specialty Chemicals, Inc.
bank term loan FRN Ser. C,
7 5/8s, 2013	85,000	83,619
Innophos, Inc. bank term loan FRN
7.38s, 2010	1,201,239	1,183,220
Lyondell Chemical Co. bank term
loan FRN Ser. B, 6.63s, 2013	495,000	491,365
Momentive Performance
Materials, Inc. bank term loan
FRN 7.813s, 2013	744,375	725,920
Novelis, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	925,805	897,644
Novelis, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	2,036,770	1,974,818
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
6.858s, 2012	4,875,000	4,734,844
Smurfit-Stone Container Corp. bank
term loan FRN 5.23s, 2010	271,070	267,385
Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 7.436s, 2011	372,023	366,966
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 7.64s, 2011	536,345	529,054
		20,926,743

Capital Goods (0.2%)
Berry Plastics Holding Corp. bank
term loan FRN 7.36s, 2015	597,000	581,968
Graham Packaging Co., LP bank term
loan FRN 7.732s, 2011	398,000	391,533
Hexcel Corp. bank term loan FRN
Ser. B, 7.193s, 2012	1,965,355	1,906,395

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value
Capital Goods continued
Mueller Water Products, Inc. bank
term loan FRN Ser. B, 7.108s, 2014	$1,436,087	$1,407,365
Polypore, Inc. bank term loan FRN
Ser. B, 7.38s, 2014	420,000	404,250
Terex Corp. bank term loan FRN
Ser. D, 6.948s, 2013	197,500	195,525
Transdigm, Inc. bank term loan FRN
7.2s, 2013	1,050,000	1,027,250
		5,914,286

Communication Services (0.6%)
American Cellular Corp. bank term
loan FRN 7.36s, 2014	748,125	743,137
Consolidated Communications
Holdings, Inc. bank term loan FRN
Ser. D, 6.948s, 2011	2,736,394	2,703,899
Fairpoint Communications, Inc.
bank term loan FRN Ser. B, 7s, 2012	2,500,000	2,450,783
Hawaiian Telcom Communications, Inc.
bank term loan FRN Ser. C,
7.45s, 2014	2,369,063	2,291,575
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.36s, 2013 (Bermuda)	2,630,125	2,597,906
MetroPCS Wireless, Inc. bank term
loan FRN 7.579s, 2013	990,000	972,180
PanAmSat Corp. bank term loan FRN
Ser. B, 7.36s, 2013	2,630,125	2,593,961
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 7.13s, 2013	748,345	734,126
		15,087,567

Consumer Cyclicals (1.5%)
Adesa, Inc. bank term loan FRN
7.45s, 2013	2,094,750	2,015,449
Cenveo, Inc. bank term loan FRN
6.988s, 2014	972,882	944,912
Cenveo, Inc. bank term loan FRN
6.988s, 2014	32,418	31,486
Claire’s Stores, Inc. bank term
loan FRN 7.948s, 2014	2,374,050	2,213,802
Coinmach Corp. bank term loan FRN
Ser. B-1, 8.043s, 2012	1,241,173	1,234,967
GateHouse Media, Inc. bank term
loan FRN 7.51s, 2014	2,337,717	2,139,011
GateHouse Media, Inc. bank term
loan FRN 7.372s, 2014	872,283	798,139
GateHouse Media, Inc. bank term
loan FRN Ser. B, 7.72s, 2014	885,000	809,775
Golden Nugget, Inc. bank term loan
FRN Ser. B, 7.46s, 2014	404,091	392,473
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 7 1/2s, 2014 (U)	230,909	224,270
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.1s, 2010	6,300,000	6,093,940
Isle of Capri Casinos, Inc. bank
term loan FRN 6.886s, 2014	833,333	799,167
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 7.11s, 2014 (U)	250,000	239,750

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value
Consumer Cyclicals continued
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 6.886s, 2014	$332,500	$318,868
Lear Corp bank term loan FRN
7.789s, 2013	2,250,000	2,193,437
Michaels Stores, Inc. bank term
loan FRN Ser. B, 7.638s, 2013	1,436,382	1,391,136
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.448s, 2013	1,982,859	1,949,753
Nortek Holdings, Inc. bank term
loan FRN Ser. B, 7.612s, 2011	1,119,998	1,075,198
R.H. Donnelley, Inc. bank term
loan FRN 7.032s, 2011	2,662,236	2,628,588
R.H. Donnelley, Inc. bank term
loan FRN Ser. A-4, 6.766s, 2009	277,864	272,914
Reader’s Digest Association, Inc.
(The) bank term loan FRN
7.347s, 2014	1,687,271	1,594,471
Standard-Pacific Corp. bank term
loan FRN Ser. B, 7.02s, 2013	427,500	393,478
Sun Media Corp. bank term loan FRN
Ser. B, 7.108s, 2009 (Canada)	346,906	339,968
Tribune Co. bank term loan FRN
Ser. B, 8.359s, 2014	3,865,313	3,505,622
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 7.862s, 2012	1,102,500	1,083,206
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7.9s, 2012	1,102,500	1,083,206
TRW Automotive, Inc. bank term
loan FRN Ser. B, 6 7/8s, 2014	760,000	750,907
United Components, Inc. bank term
loan FRN Ser. D, 7.8s, 2012	2,017,419	1,966,984
Visant Holding Corp. bank term
loan FRN Ser. C, 7.198s, 2010	1,393,665	1,379,728
		39,864,605

Consumer Staples (2.1%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 7.987s, 2013	3,576,966	3,493,504
Cablevision Systems Corp. bank
term loan FRN 7.569s, 2013	4,888,125	4,815,209
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.377s, 2013	2,938,884	2,820,226
Charter Communications, Inc. bank
term loan FRN 7.85s, 2014	900,000	859,500
Charter Communications, Inc. bank
term loan FRN 7.36s, 2014	6,315,057	6,091,213
Charter Communications, Inc. bank
term loan FRN Ser. B, 7.36s, 2014	400,000	385,822
Cinemark, Inc. bank term loan FRN
7.271s, 2013	1,178,401	1,144,850
Citadel Communications bank term
loan FRN Ser. B, 6.794s, 2014	1,705,000	1,622,415
Dean Foods Co. bank term loan FRN
Ser. B, 6.7s, 2014	3,034,750	2,956,226
Gray Television, Inc. bank term
loan FRN Ser. B, 6.86s, 2014	750,000	720,000

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value
Consumer Staples continued
Idearc, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	$4,870,000	$4,791,369
Insight Midwest, LP bank term loan
FRN 7.35s, 2014	2,143,525	2,097,641
Jarden Corp. bank term loan FRN
Ser. B1, 6.948s, 2012	1,077,706	1,045,880
Jarden Corp. bank term loan FRN
Ser. B2, 6.948s, 2012	473,932	459,937
Mediacom Communications Corp.
term loan FRN Ser. C, 7.32s, 2015	2,205,211	2,117,790
Mediacom Communications Corp. bank
term loan FRN Ser. DD, 7.16s, 2015	537,300	517,151
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.61s, 2011	4,345,000	4,151,943
National Cinimedia, Inc. bank term
loan FRN 7.46s, 2015	1,018,000	973,940
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 7.948s, 2014	1,296,750	1,246,231
Prestige Brands, Inc. bank term
loan FRN Ser. B, 7.755s, 2011	1,771,029	1,733,395
Rental Service Corp. bank term
loan FRN 8.872s, 2013	880,000	853,600
Six Flags Theme Parks bank term
loan FRN 7 3/4s, 2015	2,632,403	2,510,243
Spectrum Brands, Inc. bank term
loan FRN 5.515s, 2013	75,952	74,528
Spectrum Brands, Inc. bank term
loan FRN Ser. B1, 9.371s, 2013	1,519,048	1,486,768
Universal City Development
Partners bank term loan FRN
Ser. B, 7.419s, 2011	3,780,377	3,676,417
Warner Music Group bank term loan
FRN Ser. B, 7.484s, 2011	909,779	886,277
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7 7/8s, 2012	323,237	300,610
		53,832,685

Energy (0.3%)
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 7.11s, 2013	265,000	260,031
Key Energy Services, Inc. bank
term loan FRN 8s, 2010	270,000	268,650
Key Energy Services, Inc. bank
term loan FRN Ser. B, 7.773s, 2012	282,841	281,427
Meg Energy Corp. bank term loan
FRN 7.2s, 2013 (Canada)	492,500	478,710
Meg Energy Corp. bank term loan
FRN Ser. DD, 6 1/2s, 2013
(Canada) (U)	500,000	481,250
Niksa Gas Storage bank term loan
FRN 7.323s, 2013	226,068	221,924
Niksa Gas Storage bank term loan
FRN 7.11s, 2013	1,393,308	1,367,765
Niksa Gas Storage bank term loan
FRN 7.07s, 2013	257,870	253,142
Niksa Gas Storage bank term loan
FRN Ser. DD, 7.325s, 2013	153,136	150,329

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value
Energy continued
Petroleum Geo-Services ASA bank
term loan FRN 6.95s, 2015 (Norway)	$598,500	$584,286
Western Refining, Inc. bank term
loan FRN Ser. B, 6.879s, 2014	2,878,571	2,821,000
		7,168,514

Financial (0.2%)
Hub International, Ltd. bank term
loan FRN Ser. B, 8.203s, 2014	571,895	557,955
Hub International, Ltd. bank term
loan FRN Ser. DD, 6.885s, 2014 (U)	128,004	124,884
Landsource, Inc. bank term loan
FRN 8.252s, 2013	415,000	364,978
Realogy Corp. bank term loan FRN
5.32s, 2013 (R)	853,788	797,865
Realogy Corp. bank term loan FRN
Ser. B, 8.36s, 2013 (R)	3,163,284	2,956,089
		4,801,771

Health Care (0.8%)
Carestream Health, Inc. bank term
loan FRN 7.275s, 2013	1,634,000	1,568,640
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.756s, 2014	2,420,371	2,374,384
Community Health Systems, Inc.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	161,439	158,371
Concentra, Inc. bank term loan FRN
Ser. B, 7.61s, 2014	945,000	911,925
Davita, Inc. bank term loan FRN
Ser. B, 6.845s, 2012	1,194,000	1,169,713
Health Management Associates, Inc.
bank term loan FRN 6.947s, 2014	4,979,975	4,725,528
Healthsouth Corp. bank term loan
FRN Ser. B, 7.859s, 2013	3,118,809	3,024,465
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
10.606s, 2014	1,325,000	1,252,125
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.22s, 2014	76,312	72,591
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 7.36s, 2014	835,426	794,699
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. DD, 7.703s, 2014 (U)	286,169	272,218
LifePoint, Inc. bank term loan FRN
Ser. B, 7.165s, 2012	1,191,232	1,158,969
Psychiatric Solutions, Inc. bank
term loan FRN Ser. B, 7.129s, 2012	730,000	710,838
Surgical Care Affiliates, Inc.
bank term loan FRN Ser. B,
7.448s, 2015	750,000	712,500
Vanguard Health Systems, Inc. bank
term loan FRN 7.448s, 2011	977,711	945,936
		19,852,902

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value
Technology (0.4%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
7.378s, 2013	$730,000	$695,325
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
7.692s, 2013	198,000	194,535
AMI Semiconductor, Inc. bank term
loan FRN 6.629s, 2012	2,513,307	2,425,341
Aspect Software, Inc. bank term
loan FRN 8 1/4s, 2011	148,500	141,075
Compucom Systems, Inc. bank term
loan FRN 8.86s, 2014	885,000	858,450
First Data Corp. bank term loan
FRN Ser. B1, 8.11s, 2014	825,000	791,140
First Data Corp. bank term loan
FRN Ser. B3, 8.11s, 2014	825,000	795,094
JDA Software Group, Inc. bank term
loan FRN Ser. B, 7.61s, 2013	171,429	170,143
Sabre Holdings Corp. bank term
loan FRN 7.608s, 2014	1,117,579	1,061,141
SunGard Data Systems, Inc. bank
term loan FRN 7.356s, 2014	2,437,750	2,392,042
Travelport bank term loan FRN
7.698s, 2013	27,034	26,313
Travelport bank term loan FRN
Ser. B, 7.448s, 2013	134,733	131,140
		9,681,739

Transportation (0.2%)
Delta Airlines, Inc. bank term
loan FRN 7.36s, 2012	283,500	274,463
Navistar International Corp. bank
term loan FRN 8.61s, 2012	1,300,000	1,271,563
United Airlines Corp. bank term
loan FRN Ser. B, 7.063s, 2014	3,233,750	3,060,948
		4,606,974

Utilities & Power (0.3%)
Dynegy, Inc. bank term loan FRN
6.629s, 2013	3,090,000	2,950,950
Mirant North America, LLC. bank
term loan FRN 7.32s, 2013	263,721	258,729
NRG Energy, Inc. bank term loan
FRN 8s, 2014 (U)	730,000	714,183
NRG Energy, Inc. bank term loan
FRN 7.11s, 2014	899,026	880,765
NRG Energy, Inc. bank term loan
FRN 7.11s, 2014	2,160,119	2,116,243
Reliant Energy, Inc. bank term
loan FRN 5.59s, 2014	1,820,000	1,751,750
		8,672,620

Total senior loans (cost $196,652,197)		$190,410,406

PURCHASED OPTIONS OUTSTANDING (1.7%)*

	Expiration date/		Contract
	strike price		amount	Value
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 1.03% versus
the six-month
JPY-LIBOR-BBA
maturing on	Jan-08/
January 26, 2009.	1.03	JPY	29,255,000,000	$504,924
Option on an interest
rate swap
with Citibank for the
right to pay a fixed
rate of 4.0625%
versus the six-month
EUR-EURIBOR-Telerate
maturing on	Mar-09/
March 25, 2011.	4.063	EUR	35,950,000	508,354
Option on an interest
rate swap
with Citibank for the
right to pay a fixed
rate of 4.16% versus
the six-month
EUR-EURIBOR-Telerate
maturing on	Mar-12/
March 26, 2014.	4.16	EUR	25,130,000	459,341
Option on an interest
rate swap
with Citibank, N.A.
London for the right
to receive a fixed
rate swap of 4.0625%
versus the six month
EUR-EURIBOR-Telerate
maturing	Mar-09/
March 25, 2011.	4.063	EUR	35,950,000	132,859
Option on an interest
rate swap
with Citibank, N.A.
London for the right
to receive a fixed
rate swap of 4.16%
versus the six month
EUR-EURIBOR-Telerate
maturing	Mar-12/
March 26, 2014.	4.16	EUR	25,130,000	158,492
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate of 4.5943%
versus the six month
EUR-EURIBOR-Telerate
maturing on	May-09/
May 18, 2019.	4.594	EUR	2,690,000	115,803

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration date/		Contract
	strike price		amount	Value
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.198		$103,636,000	$2,534,937
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate swap of 4.965%
versus the three month
USD-LIBOR-BBA
maturing	Apr-08/
April 29, 2013.	4.965		7,000,000	85,540
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate swap of 5.16%
versus the three month
USD-LIBOR-BBA
maturing	Apr-08/
April 28, 2018.	5.16		84,303,000	2,105,046
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate of 4.5943%
versus the six month
EUR-EURIBOR-Telerate
maturing on	May-09/
May 18, 2019.	4.59	EUR	2,690,000	60,454
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.198		$103,636,000	2,159,774

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate swap
of 4.965% versus the
three month
USD-LIBOR-BBA
maturing	Apr-08/
April 29, 2013.	4.965	$7,000,000	$104,300
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate swap
of 5.16% versus the
three month
USD-LIBOR-BBA
maturing	Apr-08/
April 28, 2018.	5.16	84,303,000	1,596,699
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.175% versus
the three month
USD-LIBOR-BBA
maturing on	Apr-08/
April 29, 2018.	5.175	3,000,000	72,840
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.215	42,824,000	1,017,070
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.22	116,652,000	2,745,988

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 8, 2018.	5.235	$73,066,000	$1,651,292
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.39% versus
the three month
USD-LIBOR-BBA
maturing on	Jan-08/
January 29, 2018.	5.39	142,572,000	1,561,163
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 23, 2008.	5.45	114,275,000	1,835,257
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive
a fixed rate of 5.175%
versus the three
month USD-LIBOR-BBA
maturing on	Apr-08/
April 29, 2018.	5.175	3,000,000	58,710
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.215%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.215	42,824,000	918,575
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.22	116,652,000	2,522,016

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 08, 2018.	5.235	$73,066,000	$1,605,260
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.39%
versus the three month
USD-LIBOR-BBA
maturing on	Jan-08/
January 29, 2018.	5.39	142,572,000	3,485,885
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.45%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 23, 2008.	5.45	114,275,000	3,564,237
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to
pay a fixed rate swap
of 5.3475% versus
the three month
USD-LIBOR-BBA
maturing	Jan-08/
February 04, 2018.	5.348	276,835,000	3,515,805
Option on an interest
rate swap with
Lehman Brothers
Special Financing, Inc.
for the right to receive a
fixed rate of 5.20%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.20	21,412,000	447,939

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.20	$21,412,000	$521,168
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.21	8,565,000	205,132
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.21	8,565,000	182,178

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate
of 5.3475% versus the
three month
USD-LIBOR-BBA
maturing on	Jan-08/
February 4, 2018.	5.348	$276,835,000	$6,289,691

Total purchased options outstanding
(cost $41,139,334)			$42,726,729

SHORT-TERM INVESTMENTS (1.5%)*

		Principal amount	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.50%
to 6.49% and due dates ranging
from October 1, 2007 to
November 27, 2007 (d)		$20,141,548	$20,109,120

U.S. Treasury Bills for an
effective yield of 3.891%,
March 27, 2008 #		18,528,000	18,171,543

Total short-term investments
(cost $38,280,663)			$38,280,663

TOTAL INVESTMENTS
Total investments (cost $2,585,452,299)			$2,659,417,623

    * Percentages indicated are based on net assets of $2,559,387,249.

   † Non-income-producing security.

 †† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

 ‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

  # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2007.

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(F) Is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at September 30, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At September 30, 2007, liquid assets totaling $484,235,546 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2007.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2007 (as a percentage of Portfolio Value):

Argentina	1.6%
Canada	1.4
Cayman Islands	2.1
France	4.8
Germany	6.7
Ireland	3.6
Japan	6.0
Luxembourg	1.0
Mexico	0.6
Russia	1.1
Spain	0.8
Sweden	1.5
Turkey	0.5
United Kingdom	3.0
United States	62.9
Other	2.4

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/07 (aggregate face value $405,719,887)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$127,056,664	$119,381,389	10/17/07	$ 7,675,275
British Pound	16,393,798	16,161,382	12/19/07	232,416
Canadian Dollar	19,143,099	18,906,410	10/17/07	236,689
Danish Krone	2,056,660	1,989,163	12/19/07	67,497
Euro	49,760,642	48,428,839	12/19/07	1,331,803
Indian Rupee	7,407,621	7,274,724	11/21/07	132,897
Indonesian Rupiah	6,676,223	6,530,316	11/21/07	145,907
Japanese Yen	9,619,792	9,637,681	11/21/07	(17,889)
Malaysian Ringgit	7,968,210	7,880,151	11/21/07	88,059
Mexican Peso	13,770,066	13,897,203	10/17/07	(127,137)
Norwegian Krone	129,709,463	122,073,795	12/19/07	7,635,668
Polish Zloty	15,421,956	14,712,070	12/19/07	709,886
Swiss Franc	19,325,945	18,846,764	12/19/07	479,181

Total				$18,590,252

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $894,160,360)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 3,676,537	$ 3,376,010	10/17/07	$ (300,527)
British Pound	116,446,013	114,766,858	12/19/07	(1,679,155)
Canadian Dollar	95,533,869	90,425,383	10/17/07	(5,108,486)
Euro	365,994,998	350,669,873	12/19/07	(15,325,125)
Hungarian Forint	15,016,284	14,188,647	12/19/07	(827,637)
Japanese Yen	128,661,476	126,690,157	11/21/07	(1,971,319)
Korean Won	3,811,300	3,780,806	11/21/07	(30,494)
Norwegian Krone	10,581,560	9,794,114	12/19/07	(787,446)
South African Rand	13,253,808	12,701,243	10/17/07	(552,565)
Swedish Krona	118,910,733	113,145,860	12/19/07	(5,764,873)
Swiss Franc	56,055,382	54,585,584	12/19/07	(1,469,798)
Taiwan Dollar	36,143	35,825	11/21/07	(318)

Total				$(33,817,743)

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	47	$ 5,319,317	Dec-07	$ 19,034
Euro-Bobl 5 yr (Short)	204	31,344,313	Dec-07	44,924
Euro-Bund 10 yr (Short)	833	133,932,316	Dec-07	505,828
Euro-Dollar 90 day (Long)	3,360	801,318,000	Sep-09	1,303,898
Euro-Dollar 90 day (Short)	3,362	804,274,450	Sep-08	(2,858,132)
Euro-Dollar 90 day (Short)	5,388	1,288,068,750	Jun-08	(4,766,218)
Euro-Euribor Interest Rate 90 day (Long)	2,219	757,099,781	Mar-08	(843,884)
Euro-Euribor Interest Rate 90 day (Long)	1,646	560,130,201	Dec-07	(1,186,297)
Euro-Euribor Interest Rate 90 day (Short)	3,865	1,320,283,459	Sep-08	(71,939)
Euro-Schatz 2 yr (Long)	2,686	396,143,055	Dec-07	(33,091)
Japanese Government Bond 10 yr (Long)	252	296,416,318	Dec-07	(835,716)
Sterling Interest Rate 90 day (Long)	993	238,527,279	Dec-07	217,653
U.K. Gilt 10 yr (Short)	109	23,839,792	Dec-07	(53,790)
U.S. Treasury Bond 20 yr (Long)	5,133	571,527,469	Dec-07	980,317
U.S. Treasury Note 10 yr (Short)	7,473	816,658,781	Dec-07	84,959
U.S. Treasury Note 5 yr (Short)	7,160	766,343,750	Dec-07	(3,185,976)
U.S. Treasury Note 2 yr (Short)	1,339	277,235,766	Dec-07	(1,693,111)

Total				$(12,371,541)

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $12,755,093)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank for the obligation to pay a fixed rate of
4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 28, 2022.	EUR	5,820,000	Mar-12/4.40	$ 133,371
Option on an interest rate swap with Citibank for the obligation to pay a fixed rate of
4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.	EUR	5,270,000	Mar-17/4.56	155,584
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 26, 2022.	EUR	5,820,000	Mar-12/4.40	448,944
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.	EUR	5,270,000	Mar-17/4.56	384,861
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.		$21,412,000	May-12/5.51	854,814
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.		21,412,000	May-12/5.51	1,105,287
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		10,706,000	May-12/5.515	432,223
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		4,282,500	May-12/5.52	173,497
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		10,706,000	May-12/5.515	548,479
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		4,282,500	May-12/5.52	219,564
Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to pay a fixed rate of 5.83% versus the three month USD-LIBOR-BBA
maturing on July 16, 2018.		200,144,000	Jul-08/5.83	10,115,278
Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to receive a fixed rate of 5.83% versus the three month USD-LIBOR-BBA
maturing on July 16, 2018.		200,144,000	Jul-08/5.83	1,745,256

Total				$16,317,158

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $67,324,656)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, October 1, 2037	$ 4,600,000	10/11/07	$ 4,683,375
FNMA, 5s, October 1, 2037	59,600,000	10/11/07	56,880,750
FNMA, 4 1/2s, October 1, 2022	5,800,000	10/16/07	5,590,656

Total			$67,154,781

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$5,000,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (189,492)

	185,536,000		9/24/09	3 month USD-LIBOR-BBA	4.7375%	276,101

	42,000,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	1,532,218

Citibank, N.A.
	70,920,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,034,171)

	59,890,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(374,749)

JPY	4,864,700,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(416,167)

	$21,000,000		9/17/09	3 month USD-LIBOR-BBA	4.765%	14,670

Citibank, N.A., London
AUD	48,040,000	(E)	7/23/18	6.845%	6 month AUD-BBR-BBSW	(224,789)

AUD	271,320,000		6/18/09	6.79%	3 month AUD-BBR-BBSW	613,154

AUD	70,200,000		6/19/17	6.8095%	6 month AUD-BBR-BBSW	(64,336)

AUD	192,100,000	(E)	7/23/10	3 month AUD-BBR-BBSW	6.92%	(114,685)

AUD	241,600,000		6/18/12	6 month AUD-BBR-BBSW	6.915%	(237,436)

JPY	6,200,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	306,881

JPY	59,657,639,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	(1,690,829)

EUR	57,570,000		8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	460,134

GBP	10,800,000		8/3/17	6 month GBP-LIBOR-BBA	5.749%	485,621

GBP	10,800,000		8/2/17	6 month GBP-LIBOR-BBA	5.79833%	569,225

EUR	31,000,000		8/28/17	4.649%	6 month EUR-EURIBOR-Reuters	181,074

EUR	130,850,000		8/28/09	6 month EUR-EURIBOR-Reuters	4.535%	(71,913)

NZD	59,230,000		9/22/09	7.915%	3 month NZD-BBR-FRA	37,638

Credit Suisse First Boston International
	$42,918,600		7/9/14	4.945%	3 month USD-LIBOR-BBA	228,887

Credit Suisse International
EUR	120,880,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	7,495,812

GBP	6,726,000		4/3/36	16,944,346 GBP at maturity	6 month GBP-LIBOR-BBA	2,127,720

GBP	11,880,000		8/28/37	5.00%	6 month GBP-LIBOR-BBA	(170,058)

GBP	96,600,000		8/28/09	6 month GBP-LIBOR-BBA	6.145%	1,335,872

GBP	24,272,000	(F)	12/20/09	6 month GBP-LIBOR-BBA	5.695%	54,357

	$2,584,000		8/29/12	5.04556%	3 month USD-LIBOR-BBA	(17,618)

Deutsche Bank AG
ZAR	52,785,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(117,109)

	$24,344,349		8/2/32	5.86%	3 month USD-LIBOR-BBA	(1,405,467)

	21,693,259		8/2/22	3 month USD-LIBOR-BBA	5.7756%	945,055

Goldman Sachs Capital Markets, L.P.
	24,344,349		8/12/32	5.689%	3 month USD-LIBOR-BBA	(819,412)

	21,693,259		8/12/22	3 month USD-LIBOR-BBA	5.601%	540,203

	48,888,992		8/1/32	5.919%	3 month USD-LIBOR-BBA	(3,222,231)

	43,565,000		8/1/22	3 month USD-LIBOR-BBA	5.845%	2,214,226

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	24,020,000	(E)	7/23/19	6.84%	6 month AUD-BBR-BBSW	$ (184,113)

AUD	24,020,000	(E)	7/20/19	6.79%	6 month AUD-BBR-BBSW	(116,161)

JPY	3,003,000,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(568,873)

AUD	96,050,000	(E)	7/23/11	3 month AUD-BBR-BBSW	6.994%	56,230

AUD	96,050,000	(E)	7/20/11	3 month AUD-BBR-BBSW	6.954%	(164)

	$300,300,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	(1,294,293)

	329,900,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(333,199)

	93,119,100		9/21/17	5.149%	3 month USD-LIBOR-BBA	377,559

	333,932,000		9/21/09	3 month USD-LIBOR-BBA	4.60%	(403,084)

	4,600,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	54,982

	9,430,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	80,216

	12,940,000		9/14/09	3 month USD-LIBOR-BBA	4.717%	(3,826)

GBP	72,820,000		6/13/09	6 month GBP-LIBOR-BBA	6.24125%	1,421,533

GBP	14,680,000		6/13/37	5.1875%	6 month GBP-LIBOR-BBA	(1,057,088)

	$219,058,200		9/19/09	3 month USD-LIBOR-BBA	4.763%	208,507

JPMorgan Chase Bank, N.A.
	49,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	2,099,892

	22,600,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	595,777

	316,231,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	4,838,136

	102,399,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(5,000,744)

	40,100,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	153,672

JPY	21,270,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(4,358,751)

	$46,090,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(851,269)

	649,451,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(11,032,657)

	113,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(1,545,127)

	6,961,000		9/27/17	5.2335%	3 month USD-LIBOR-BBA	(17,428)

	33,130,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(537,658)

	15,300,000		8/13/12	3 month USD-LIBOR-BBA	5.2%	206,814

	12,715,000		8/29/17	5.2925%	3 month USD-LIBOR-BBA	(105,759)

	5,812,000		8/29/17	5.263%	3 month USD-LIBOR-BBA	(25,348)

	62,800,000		9/11/27	5.27%	3 month USD-LIBOR-BBA	1,247,382

	126,203,300		9/21/17	5.15%	3 month USD-LIBOR-BBA	502,833

	452,683,600		9/21/09	3 month USD-LIBOR-BBA	4.6125%	(440,738)

Lehman Brothers Special Financing, Inc.
	46,641,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	1,075,953

	175,332,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	(373,924)

EUR	31,000,000		10/1/17	4.375%	6 month
					EUR-EURIBOR-Telerate	(144,943)

EUR	131,350,000		10/1/09	6 month EUR-EURIBOR-
				Telerate	4.565%	141,850

JPY	12,649,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	93,093

	$10,793,000		8/3/36	3 month USD-LIBOR-BBA	5.67%	357,478

	19,202,000		8/3/08	5.425%	3 month USD-LIBOR-BBA	(78,087)

	18,023,000		8/3/16	3 month USD-LIBOR-BBA	5.5675%	542,424

GBP	6,285,000		3/15/36	15,214,937.50 GBP at
				maturity	6 month GBP-LIBOR-BBA	2,377,833

	$145,451,000		6/14/17	3 month USD-LIBOR-BBA	5.8725%	9,589,763

EUR	19,030,000		8/1/17	6 month EUR-EURIBOR-
				Telerate	4.719%	92,357

	$15,385,000		3/15/17	5.043%	3 month USD-LIBOR-BBA	168,670

JPY	5,475,700,000		6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(335,527)

	$16,000,000		9/17/17	3 month USD-LIBOR-BBA	5.131%	(105,745)

	11,783,000		9/11/17	5.0525%	3 month USD-LIBOR-BBA	150,511

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$274,079,000	8/31/09	3 month USD-LIBOR-BBA	4.89%	$ 882,316

	5,330,000	9/14/17	3 month USD-LIBOR-BBA	5.055%	(66,817)

	126,203,300	9/24/17	5.285%	3 month USD-LIBOR-BBA	(824,686)

	274,075,000	9/4/09	3 month USD-LIBOR-BBA	4.836%	540,219

	57,894,000	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(130,243)

	297,315,000	9/11/09	3 month USD-LIBOR-BBA	4.6525%	(486,358)

	57,895,000	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(468,835)

	42,650,000	7/2/12	3 month USD-LIBOR-BBA	5.522%	1,199,434

	238,882,000	6/12/17	3 month USD-LIBOR-BBA	5.717%	12,847,224

	149,371,600	9/19/09	3 month USD-LIBOR-BBA	4.755%	119,373

	452,683,600	9/24/09	3 month USD-LIBOR-BBA	4.695%	307,762

Merrill Lynch Capital Services, Inc.
JPY	3,003,000,000	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(664,346)

	$42,339,343	8/1/12	5.204%	3 month USD-LIBOR-BBA	(594,337)

	43,565,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	2,214,226

	21,693,259	8/12/22	3 month USD-LIBOR-BBA	5.601%	540,203

	21,082,941	8/13/12	4.94%	3 month USD-LIBOR-BBA	(41,756)

Merrill Lynch Derivative Products AG
JPY	1,501,500,000	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(338,816)

Morgan Stanley Capital Services, Inc.
	$1,987,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(8,224)

GBP	73,640,000	7/9/09	6 month GBP-LIBOR-BBA	6.305%	1,572,950

GBP	8,840,000 (F)	7/9/37	5.28375%	6 month GBP-LIBOR-BBA	(848,949)

	$15,000,000	5/17/12	3 month USD-LIBOR-BBA	5.7775%	789,827

	2,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(166,017)

Total					$ 23,141,495

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 73,010,000	5/2/08	10 bp plus	Banc of America	$ (768,365)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Citibank, N.A.
68,800,000 (F)	5/2/08	12.5 bp plus	Banc of America	(342,968)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. continued

	$115,509,000	(F)	10/1/07	(7.5 bp plus	The spread	$ 2,252,155
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	90,830,000	(F)	10/31/07	10 bp plus	Banc of America	(515,506)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	6,726,000		4/3/36	10,192,422 GBP	GBP Non-revised	(1,103,751)
				at maturity	Retail Price
Index

GBP	18,070,000		9/25/12	3,056,645.27 GBP	GBP Non-revised	(76,933)
				at maturity	Retail Price
Index

Deutsche Bank AG
	$ 33,325,000	(F)	2/1/08	(75 bp minus	The spread	(474,018)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	33,325,000	(F)	2/1/08	30 bp plus	The spread	639,240
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

Goldman Sachs International

	110,480,000		5/1/08	10 bp plus	Banc of America	1,019,620
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

GBP	18,070,000		9/20/12	3.170%	GBP Non-revised	(40,660)
UK Retail Price
Index excluding
tobacco

GBP	18,070,000		9/13/12	3.110%	GBP Non-revised	(136,237)
UK Retail Price
Index excluding
tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

$419,347,000	2/1/08	(25 bp minus	The spread	$ (5,768,495)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

EUR 89,350,000	7/16/12	2.1675%	French Consumer	434,217
Price Index
excluding tobacco

EUR 89,350,000	7/16/12	(2.24%)	Eurostat	(97,877)
Eurozone HICP
excluding tobacco

$ 61,130,000	1/1/08	(10 bp plus	The spread	1,099,234
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

EUR 10,655,000	6/12/37	(2.4775%)	Eurostat	(53,142)
Eurozone HICP
excluding tobacco

$ 6,497,000	9/15/11	678 bp (1 month	Ford Credit Auto	132,448
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

JPMorgan Chase Bank, N.A.
20,935,000 (F)	3/1/08	(115 bp minus	The spread	(330,107)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

9,572,000	2/1/08	(50 bp minus	The spread	(68,918)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

9,572,000	2/1/08	25 bp plus	The spread	124,436
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

34,300,000	10/1/07	17.5 bp plus	The spread	(686,000)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

	$38,200,000	(F)	8/1/08	17.5 bp minus	The spread	$ 322,542
				change in spread	return of Lehman
				of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor

EUR	75,740,000		7/25/13	2.1800%	French Consumer	216,147
Price Index
excluding tobacco

EUR	75,740,000		7/25/13	(2.23%)	Eurostat	1
Eurozone HICP
excluding tobacco

Lehman Brothers Special Financing, Inc.
	$17,969,000	(F)	3/1/08	(2.5 bp plus	The spread	(187,530)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	75,517,000	(F)	3/1/08	70 bp minus	The spread	1,138,419
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	980,000	(F)	2/1/08	(45 bp minus	The spread	(15,348)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	66,331,000	(F)	2/1/08	57.5 bp plus	The spread	885,864
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	16,001,000	(F)	1/1/08	(5 bp plus	The spread	313,012
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	69,230,000	(F)	1/1/08	(Beginning	The spread	970,812
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index)	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

	$69,230,000	(F)	1/1/08	(10 bp plus	The spread	$ 934,051
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	76,133,000	(F)	10/1/07	10 bp plus	The spread	(1,480,788)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	15,703,000	(F)	3/1/08	(120 bp minus	The spread	(209,513)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	33,317,000	(F)	2/1/08	50 bp minus	The spread	542,527
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

GBP	6,285,000		3/15/36	9,512,647 GBP at	GBP Non-revised	(1,108,022)
				maturity	Retail Price
Index

Morgan Stanley & Co. International Limited
	$117,500,000		2/1/08	100 bp plus	The spread	1,372,377
				beginning	return of Lehman
				of period nominal	Brothers Aaa
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

Morgan Stanley Capital Services, Inc.
	47,510,000		10/31/07	10 bp plus	Banc of America	(426,768)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

	67,189,000		1/31/08	25 bp minus	The spread	(1,004,892)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc. continued

$ 37,519,000 (F)	1/31/08	50 bp plus	The spread	$ 729,685
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

141,534,000	1/31/08	110 bp minus	The spread	1,245,796
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

28,493,000	1/31/08	80 bp minus	Banc of America	389,593
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

28,493,000	1/31/08	70 bp minus	The spread	305,117
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

150,900,000	1/31/08	40 bp plus	The spread	1,118,592
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$1,290,047

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 623	$906,000	10/12/52	(134 bp)	$ 69,601

DJ CDX NA HY Series 6
Index	259,875	29,700,000	6/20/11	(345 bp)	(405,529)

DJ CDX NA HY Series 8
Index	208,652	47,692,000	6/20/12	(275 bp)	1,437,662

DJ CDX NA HY Series 8
Index	102,375	27,300,000	6/20/12	(275 bp)	805,889

Ford Motor Co., 7.45%,
7/16/31	—	2,000,000	3/20/12	(525 bp)	27,612

Ford Motor Credit Co.,
7%, 10/1/13	—	6,000,000	3/20/12	285 bp	(195,775)

Idearc, Inc, T/L B	—	2,400,000	6/20/12	(152 bp)	9,771

Kinder Morgan, Inc.,
6 1/2%, 9/1/12	—	7,850,000	6/20/12	(89 bp)	184,460

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Bank of America, N.A. continued
L-3 Communications
Corp. 7 5/8%, 6/15/12	$—	$ 1,030,000	6/20/11	(101 bp)	$ 290

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	285,000	6/20/12	230 bp	(14,705)

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	5,266	1,087,299	10/12/52	(134 bp)	88,047

Citibank, N.A.
First Data Corp., 4.7%,
8/1/13	—	825,000	12/20/12	(505 bp)	2,837

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	960,000	9/20/12	495 bp	(1,898)

Idearc, Inc, 8%,
11/15/16	—	2,470,000	12/20/12	(215 bp)	6,845

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	—	4,715,000	10/20/11	194 bp	84,259

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	870,000	6/20/09	(165 bp)	(19,971)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	610,000	6/20/17	297 bp	(40,566)

Freeport-McMoRan Copper
& Gold, Inc.	—	2,439,300	3/20/12	(82 bp)	(32,005)

Freeport-McMoRan Copper
& Gold, Inc.	—	2,440,000	3/20/12	41 bp	(7,673)

Neiman Marcus Group,
Inc., 9%, 10/15/15	—	1,475,000	3/20/12	(64 bp)	41,985

Republic of Peru,
8 3/4%, 11/21/33	—	2,500,000	4/20/17	125 bp	20,197

Sungard Data Systems,
Inc., 4 7/8%, 1/15/14	—	2,450,000	3/20/10	(48 bp)	46,999

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	14,727,000	6/20/12	22 bp	(224,628)

Republic of Argentina,
8.28%, 12/31/33	—	2,875,000	8/20/12	(380 bp)	(8,868)

Republic of Indonesia,
6.75%, 2014	—	2,130,000	9/20/16	292 bp	154,962

Republic of Peru,
8 3/4%, 11/21/33	—	2,500,000	4/20/17	126 bp	23,713

Republic of Turkey,
11 7/8%, 1/15/30	—	3,735,000	6/20/14	195 bp	4,024

Republic of Venezuela,
9 1/4%, 9/15/27	—	2,420,000	6/20/14	220 bp	(176,770)

Russian Federation,
7 1/2%, 3/31/30	—	4,605,000	6/20/17	61 bp	(89,705)

Russian Federation,
7.5%, 3/31/30	—	3,115,000	8/20/17	86 bp	(6,959)

United Mexican States,
7.5%, 4/8/33	—	2,230,000	4/20/17	66 bp	8,983

United Mexican States,
7.5%, 4/8/33	—	6,115,000	3/20/14	56 bp	5,082

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	28,743,000	(a)	2.461%	1,771,286

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA HY Series 5
Index	$(463,673)	$ 28,615,680	12/20/10	(395 bp)	$ (1,684,144)

DJ CDX NA HY Series 8
Index	(9,348)	439,913	6/20/10	(275 bp)	(10,928)

DJ CDX NA HY Series 8
Index	453,933	30,190,000	6/20/12	35 bp	123,261

DJ CDX NA HY Series 8
Index	123,500	24,700,000	6/20/12	(275 bp)	760,012

DJ CDX NA HY Series 8
Index	4,500	900,000	6/20/12	(275 bp)	27,693

DJ CDX NA IG Series 8
Index 30-100% tranche	—	96,265,000	6/20/12	(2.75 bp)	190,500

General Motors Corp.,
7 1/8%, 7/15/13	—	5,930,000	9/20/08	620 bp	190,142

General Motors Corp.,
7 1/8%, 7/15/13	—	1,260,000	9/20/08	620 bp	40,401

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	4,785,000	9/20/17	(67.8 bp)	60,592

Merrill Lynch & Co.,
5%, 1/15/15	—	4,785,000	9/20/12	48 bp	(23,989)

Merrill Lynch & Co.,
5%, 1/15/15	—	4,785,000	9/20/17	(59.8 bp)	(204)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	34,300,000	3/15/49	(7 bp)	220,258

First Data Corp., 4.7%,
8/1/13	—	825,000	12/20/12	(507 bp)	2,176

Freeport-McMoRan Copper
& Gold, Inc.	—	4,878,600	3/20/12	(85 bp)	(69,811)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,010,000	9/20/08	500 bp	20,511

Idearc, Inc T/L B L	—	2,400,000	6/20/12	79 bp	(75,693)

Republic of Argentina,
8.28%, 12/31/33	—	2,860,000	6/20/14	235 bp	(254,751)

Republic of Indonesia,
6.75%, 3/10/14	—	3,925,000	6/20/17	171.5 bp	(57,014)

Republic of Turkey,
11 7/8%, 1/15/30	—	4,010,000	5/20/17	230 bp	5,108

Republic of Turkey,
11 7/8%, 1/15/30	—	2,960,000	5/20/17	244 bp	32,123

Russian Federation,
7 1/2%, 3/31/30	—	1,955,000	5/20/17	60 bp	(37,230)

Russian Federation,
7.5%, 3/31/30	—	3,115,000	8/20/17	85 bp	(9,341)

Russian Federation,
7.5%, 3/31/30	—	4,675,000	8/20/12	65 bp	(2,445)

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	4,785,000	9/20/12	63.5 bp	(53,908)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	4,785,000	9/20/17	(77 bp)	45,193

DJ ABX NA CMBX BBB Index	1,120	271,825	10/12/52	(134 bp)	23,645

DJ CDX NA CMBX AA Index	(14,829)	468,000	3/15/49	(15 bp)	(6,093)

DJ CDX NA CMBX AAA Index	—	76,133,000	3/15/49	(7 bp)	415,645

DJ CDX NA HY Series 6
Index	371,250	49,500,000	6/20/11	(345 bp)	(737,756)

DJ CDX NA HY Series 8
Index	(567,420)	16,212,000	6/20/10	(275 bp)	(625,626)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	81,467,000	6/20/12	104 bp	(1,139,798)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 8
Index 35-60% tranche	$—	$ 175,133,000	6/20/12	95 bp	$ (2,058,838)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	50,900,000	12/20/10	104.5 bp	—

DJ CDX NA IG Series 8
Index	441,894	12,625,543	6/20/10	275 bp	487,223

DJ CDX NA IG Series 8
Index 30-100% tranche	—	49,036,900	6/20/12	(3.125 bp)	134,395

DJ CDX NA IG Series 8
Index 30-100% tranche	—	185,698,100	6/20/12	(8 bp)	116,753

DJ CDX NA IG Series 8
Index 7-10% tranche	—	1,915,000	6/20/14	(152 bp)	(43,345)

Fed Republic of Brazil,
12.25%, 3/6/30	—	515,000	8/20/12	113 bp	7,695

Fed Republic of Brazil,
12.25%, 3/6/30	—	515,000	8/20/12	120 bp	9,222

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	2,329,000	6/20/10	(228 bp)	50,966

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	2,329,000	6/20/12	355 bp	(112,969)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	3,525,000	9/20/12	45.5 bp	2,605

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	4,785,000	9/20/17	(58 bp)	(31,233)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	4,785,000	9/20/12	48 bp	(11,787)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	4,785,000	9/20/17	(60.5 bp)	(21,077)

Republic of Argentina,
8.28%, 12/31/33	—	4,060,000	5/20/17	296 bp	(405,612)

Republic of Argentina,
8.28%, 12/31/33	—	1,435,000	9/20/12	(469 bp)	(47,258)

Republic of Ecuador,
10%, 8/15/30	—	2,290,000	5/20/12	540 bp	(73,234)

Republic of Ecuador,
10%, 8/15/30	—	2,295,000	6/20/12	600 bp	(38,479)

Republic of Ecuador,
10%, 8/15/30	—	1,375,000	5/20/12	540 bp	(45,210)

Republic of Peru,
8 3/4%, 11/21/33	—	5,045,000	10/20/16	215 bp	388,487

Republic of Turkey,
11 7/8%, 1/15/30	—	5,740,000	5/20/17	228 bp	(2,219)

Republic of Venezuela,
9 1/4%, 9/15/27	—	4,830,000	5/20/08	(130 bp)	(12,995)

Republic of Venezuela,
9 1/4%, 9/15/27	—	4,830,000	5/20/12	183 bp	(272,440)

Solectron Corp., 0%,
5/8/20	—	2,024,000	3/20/12	(180 bp)	(110,713)

Solectron Corp., 0%,
5/8/20	—	1,444,000	3/20/12	(175 bp)	(76,048)

Solectron Corp., 0%,
5/8/20	—	867,000	3/20/12	(175 bp)	(45,660)

Solectron Global
Finance Ltd, 8%, 3/15/16	—	394,000	3/20/12	380 bp	44,593

United Mexican States,
7.5%, 4/8/33	—	2,705,000	4/20/17	67 bp	17,321

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	4,125,000	9/20/08	500 bp	83,770

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	$—	$ 610,000	6/20/17	295 bp	$ (41,272)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	1,250,000	6/20/09	190 bp	(23,524)

Aramark Services, Inc.,
8.5%, 2/1/15	—	560,000	12/20/12	355 bp	5,435

DJ ABX NA CMBX BBB Index	275	378,202	10/12/52	(134 bp)	29,069

DJ CDX NA HY Series 7
Index	256,642	5,403,000	12/20/09	(325 bp)	136,625

DJ CDX NA HY Series 8
Index	(65,428)	4,026,370	6/20/10	275 bp	(50,973)

DJ CDX NA IG Series 7
Index 10-15% tranche	216,120	5,403,000	12/20/09	0 bp	(101,468)

DJ CDX NA IG Series 8
Index	(1,246,073)	115,364,000	6/20/12	(35 bp)	17,515

DJ CDX NA IG Series 8
Index	175,286	14,579,000	6/20/12	35 bp	15,601

DJ CDX NA IG Series 8
Index 7-10% tranche	(61,891)	1,915,000	6/20/14	95 bp	(81,293)

Dominican Republic,
8 5/8%, 4/20/27	—	5,020,000	11/20/11	(170 bp)	(33,737)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	610,000	6/20/12	225 bp	(20,937)

Freeport-McMoRan Copper
& Gold, Inc.	—	2,439,300	3/20/12	(83 bp)	(32,964)

Freeport-McMoRan Copper
& Gold, Inc.	—	7,317,200	3/20/12	44 bp	(14,309)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,030,000	9/20/08	500 bp	20,917

Total					$(1,303,421)

  * Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value, including $19,604,955 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,585,452,299)	$2,659,417,623

Foreign currency (cost $1,613,595) (Note 1)	1,622,852

Interest and other receivables	31,569,520

Receivable for shares of the fund sold	4,298,645

Receivable for securities sold	20,640,997

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	67,551,615

Receivable for custody fees (Note 2)	516,909

Receivable for variation margin (Note 1)	1,852,163

Receivable for open forward currency contracts (Note 1)	18,737,893

Receivable for closed forward currency contracts (Note 1)	4,796,666

Unrealized appreciation on swap contracts (Note 1)	91,571,688

Premiums paid on swap contracts (Note 1)	2,428,662

Receivable for open swap contracts (Note 1)	59,501

Receivable for closed swap contracts (Note 1)	2,137,778

Total assets	2,907,202,512

LIABILITIES

Payable to custodian (Note 2)	13,761,877

Payable for securities purchased	33,031,679

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	64,445,410

Payable for shares of the fund repurchased	5,903,241

Payable for compensation of Manager (Notes 2 and 5)	3,659,769

Payable for investor servicing fees (Note 2)	475,133

Payable for Trustee compensation and expenses (Note 2)	442,382

Payable for administrative services (Note 2)	6,808

Payable for distribution fees (Note 2)	1,495,093

Payable for open forward currency contracts (Note 1)	33,965,384

Payable for closed forward currency contracts (Note 1)	11,325,927

Written options outstanding, at value (premiums received $12,755,093) (Notes 1 and 3)	16,317,158

TBA sale commitments, at value (proceeds receivable $67,324,656) (Note 1)	67,154,781

Unrealized depreciation on swap contracts (Note 1)	68,443,567

Premiums received on swap contracts (Note 1)	2,621,311

Payable for open swap contracts (Note 1)	151,553

Payable for closed swap contracts (Note 1)	4,244,948

Collateral on securities loaned, at value (Note 1)	20,109,120

Other accrued expenses	260,122

Total liabilities	347,815,263

Net assets	$2,559,387,249

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,341,309,509

Undistributed net investment income (Note 1)	7,297,638

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(855,875,289)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	66,655,391

Total — Representing net assets applicable to capital shares outstanding	$2,559,387,249

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,457,286,002 divided by 147,072,407 shares)	$9.91

Offering price per class A share (100/96.25 of $9.91)*	$10.30

Net asset value and offering price per class B share ($201,481,207 divided by 20,506,208 shares)**	$9.83

Net asset value and offering price per class C share ($129,666,110 divided by 13,171,146 shares)**	$9.84

Net asset value and redemption price per class M share ($745,507,752 divided by 75,978,100 shares)	$9.81

Offering price per class M share (100/96.75 of $9.81)***	$10.14

Net asset value, offering price and redemption price per class R share ($4,896,192 divided by 495,066 shares)	$9.89

Net asset value, offering price and redemption price per class Y share ($20,549,986 divided by 2,072,608 shares)	$9.92

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INVESTMENT INCOME

Interest (including interest income of $5,386,278 from investments in affiliated issuers) (Note 5)	$164,407,969

Dividends	5,510

Securities lending	42,193

Total investment income	164,455,672

EXPENSES

Compensation of Manager (Note 2)	15,144,844

Investor servicing fees (Note 2)	3,299,079

Custodian fees (Note 2)	436,942

Trustee compensation and expenses (Note 2)	107,548

Administrative services (Note 2)	55,986

Distribution fees — Class A (Note 2)	3,518,969

Distribution fees — Class B (Note 2)	2,367,124

Distribution fees — Class C (Note 2)	1,207,415

Distribution fees — Class M (Note 2)	4,469,023

Distribution fees — Class R (Note 2)	8,124

Other	652,610

Non-recurring costs (Notes 2 and 8)	1,616

Costs assumed by Manager (Notes 2 and 8)	(1,616)

Fees waived and reimbursed by Manager (Note 5)	(88,550)

Total expenses	31,179,114

Expense reduction (Note 2)	(803,448)

Net expenses	30,375,666

Net investment income	134,080,006

Net realized gain on investments (Notes 1 and 3)	23,581,598

Net realized loss on swap contracts (Note 1)	(15,423,865)

Net realized loss on futures contracts (Note 1)	(10,372,010)

Net realized loss on foreign currency transactions (Note 1)	(12,295,882)

Net realized gain on written options (Notes 1 and 3)	1,515,955

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(20,479,233)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	35,654,590

Net gain on investments	2,181,153

Net increase in net assets resulting from operations	$136,261,159

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06
Operations:
Net investment income	$ 134,080,006	$ 161,865,341

Net realized loss on investments and foreign currency transactions	(12,994,204)	(20,308,275)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	15,175,357	(4,319,286)

Net increase in net assets resulting from operations	136,261,159	137,237,780

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(76,065,220)	(99,460,450)

Class B	(11,177,431)	(23,374,073)

Class C	(5,669,952)	(11,881,215)

Class M	(46,959,894)	(103,447,188)

Class R	(80,190)	(45,032)

Class Y	(1,049,694)	(1,511,957)

Redemption fees (Note 1)	10,126	7,881

Decrease from capital share transactions (Note 4)	(266,136,908)	(980,238,049)

Total decrease in net assets	(270,868,004)	(1,082,712,303)

NET ASSETS

Beginning of year	2,830,255,253	3,912,967,556

End of year (including undistributed net investment income of $7,297,638 and distributions
in excess of net investment income of $6,300,284, respectively)	$2,559,387,249	$ 2,830,255,253

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
September 30, 2007	$9.93	.52(d)	—(e)	.52	(.54)	(.54)	—(e)	$9.91	5.36	$1,457,286	.98(d)	5.17(d)	73.94(f)
September 30, 2006	10.20	.53(d,g)	(.05)	.48	(.75)	(.75)	—(e)	9.93	5.03	1,336,319	.95(d,g)	5.32(d,g)	71.35(f)
September 30, 2005	10.10	.51(d)	.13	.64	(.54)	(.54)	—(e)	10.20	6.50	1,364,862	.91(d)	4.97(d)	125.82(f)
September 30, 2004	9.85	.54(d)	.39	.93	(.68)	(.68)	—(e)	10.10	9.73	1,340,885	.95(d)	5.44(d)	99.17
September 30, 2003	8.89	.68	1.00	1.68	(.72)	(.72)	—	9.85	19.65	1,478,254.96		7.22	146.21(h)

CLASS B
September 30, 2007	$9.85	.44(d)	.01	.45	(.47)	(.47)	—(e)	$9.83	4.61	$201,481	1.73(d)	4.45(d)	73.94(f)
September 30, 2006	10.12	.45(d,g)	(.04)	.41	(.68)	(.68)	—(e)	9.85	4.26	273,563	1.70(d,g)	4.59(d,g)	71.35(f)
September 30, 2005	10.02	.43(d)	.14	.57	(.47)	(.47)	—(e)	10.12	5.72	391,133	1.66(d)	4.23(d)	125.82(f)
September 30, 2004	9.78	.47(d)	.37	.84	(.60)	(.60)	—(e)	10.02	8.85	516,726	1.70(d)	4.73(d)	99.17
September 30, 2003	8.84	.61	.98	1.59	(.65)	(.65)	—	9.78	18.67	742,979	1.71	6.49	146.21(h)

CLASS C
September 30, 2007	$9.87	.44(d)	—(e)	.44	(.47)	(.47)	—(e)	$9.84	4.49	$129,666	1.73(d)	4.42(d)	73.94(f)
September 30, 2006	10.14	.45(d,g)	(.04)	.41	(.68)	(.68)	—(e)	9.87	4.25	120,990	1.70(d,g)	4.61(d,g)	71.35(f)
September 30, 2005	10.04	.43(d)	.14	.57	(.47)	(.47)	—(e)	10.14	5.71	226,005	1.66(d)	4.23(d)	125.82(f)
September 30, 2004	9.80	.47(d)	.37	.84	(.60)	(.60)	—(e)	10.04	8.87	265,151	1.70(d)	4.67(d)	99.17
September 30, 2003	8.86	.57	1.03	1.60	(.66)	(.66)	—	9.80	18.70	237,437	1.71	6.10	146.21(h)

CLASS M
September 30, 2007	$9.84	.49(d)	—(e)	.49	(.52)	(.52)	—(e)	$9.81	5.05	$745,508	1.23(d)	4.96(d)	73.94(f)
September 30, 2006	10.11	.50(d,g)	(.04)	.46	(.73)	(.73)	—(e)	9.84	4.82	1,082,428	1.20(d,g)	5.10(d,g)	71.35(f)
September 30, 2005	10.02	.48(d)	.13	.61	(.52)	(.52)	—(e)	10.11	6.19	1,898,276	1.16(d)	4.73(d)	125.82(f)
September 30, 2004	9.78	.51(d)	.38	.89	(.65)	(.65)	—(e)	10.02	9.43	3,174,449	1.20(d)	5.17(d)	99.17
September 30, 2003	8.83	.65	1.00	1.65	(.70)	(.70)	—	9.78	19.37	3,004,689	1.21	6.96	146.21(h)

CLASS R
September 30, 2007	$9.91	.46(d)	.04	.50	(.52)	(.52)	—(e)	$9.89	5.13	$4,896	1.23(d)	4.66(d)	73.94(f)
September 30, 2006	10.18	.50(d,g)	(.04)	.46	(.73)	(.73)	—(e)	9.91	4.79	703	1.20(d,g)	5.06(d,g)	71.35(f)
September 30, 2005	10.09	.48(d)	.14	.62	(.53)	(.53)	—(e)	10.18	6.20	563	1.16(d)	4.66(d)	125.82(f)
September 30, 2004†	9.93	.46(d)	.24	.70	(.54)	(.54)	—(e)	10.09	7.30*	94	1.00*(d)	4.32*(d)	99.17

CLASS Y
September 30, 2007	$9.93	.54(d)	.01	.55	(.56)	(.56)	—(e)	$9.92	5.72	$20,550	.73(d)	5.40(d)	73.94(f)
September 30, 2006	10.20	.55(d,g)	(.04)	.51	(.78)	(.78)	—(e)	9.93	5.29	16,251	.70(d,g)	5.59(d,g)	71.35(f)
September 30, 2005	10.10	.53(d)	.14	.67	(.57)	(.57)	—(e)	10.20	6.74	32,129	.66(d)	5.22(d)	125.82(f)
September 30, 2004	9.85	.56(d)	.39	.95	(.70)	(.70)	—(e)	10.10	9.99	27,017	.70(d)	5.68(d)	99.17
September 30, 2003	8.89	.70	1.00	1.70	(.74)	(.74)	—	9.85	19.96	25,427.71		7.45	146.21(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64	65

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

September 30, 2007	<0.01%

September 30, 2006	0.01

September 30, 2005	0.01

September 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2007, the value of securities loaned amounted to $19,604,955. The fund received cash collateral of $20,109,120 which is pooled with collateral of other Putnam funds into 52 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $839,274,062 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$234,609,900	September 30, 2008

110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008 $30,044,464 of losses recognized during the period November 1, 2006 to September 30, 2007.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, unrealized and realized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $20,520,297 to decrease distributions in excess of net investment income and $36,646,218 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $16,125,921.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Unrealized appreciation	$ 125,065,718
Unrealized depreciation	(57,344,719)

Net unrealized appreciation	67,720,999
Capital loss carryforward	(839,274,062)
Post-October loss	(30,044,464)
Cost for federal income tax purposes	$2,591,696,624

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Management described in the previous paragraph.

For the year ended September 30, 2007, Putnam Management has assumed $1,616 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

In October 2007, Putnam Management agreed to and did reimburse the fund in the amount of $190,401 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2007, the fund incurred $3,665,826 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2007, the fund’s expenses were reduced by $803,448 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $752, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $169,539 and $3,727 from the sale of class A and class M shares, respectively, and received $225,390 and $12,394 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received $2,436 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,832,973,010 and $1,756,666,920, respectively. Purchases and sales of U.S. government securities aggregated $23,633,924 and $126,763,410, respectively.

Written option transactions during the year ended September 30, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received
Written options outstanding
at beginning of year	USD	—	$—
	JPY	59,657,639,000	$1,119,090
	EUR	—	$—
	AUD	—	$—

Options opened	USD	473,091,573	12,485,542
	JPY	—	—
	EUR	22,180,000	903,152
	AUD	132,620,000	62,376

Options exercised	USD	—	—
	JPY	—	—
	EUR	—	—
	AUD	—	—

Options expired	USD	—	—
	JPY	(59,657,639,000)	(1,119,090)
	EUR	—	—
	AUD	(132,620,000)	(62,376)

Options closed	USD	(2,573)	(633,601)
	JPY	—	—
	EUR	—	—
	AUD	—	—

Written options outstanding
at end of year	USD	473,089,000	$11,851,941
	JPY	—	$—
	EUR	22,180,000	$903,152
	AUD	—	$—

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 9/30/07:
Shares sold	38,675,424	$ 385,448,367

Shares issued in connection with
reinvestment of distributions	5,905,369	58,673,912

	44,580,793	444,122,279

Shares repurchased	(32,090,327)	(319,652,032)

Net increase	12,490,466	$ 124,470,247

Year ended 9/30/06:
Shares sold	25,480,669	$ 251,417,389

Shares issued in connection with
reinvestment of distributions	7,557,622	74,381,942

	33,038,291	325,799,331

Shares repurchased	(32,294,245)	(319,329,637)

Net increase	744,046	$ 6,469,694

CLASS B	Shares	Amount
Year ended 9/30/07:
Shares sold	4,004,820	$ 39,595,942

Shares issued in connection with
reinvestment of distributions	807,510	7,962,076

	4,812,330	47,558,018

Shares repurchased	(12,082,096)	(119,441,963)

Net decrease	(7,269,766)	$ (71,883,945)

Year ended 9/30/06:
Shares sold	4,017,707	$ 39,442,386

Shares issued in connection with
reinvestment of distributions	1,705,657	16,662,665

	5,723,364	56,105,051

Shares repurchased	(16,600,648)	(162,702,000)

Net decrease	(10,877,284)	$(106,596,949)

CLASS C	Shares	Amount
Year ended 9/30/07:
Shares sold	5,699,789	$56,422,531

Shares issued in connection with
reinvestment of distributions	206,143	2,034,463

	5,905,932	58,456,994

Shares repurchased	(4,995,813)	(49,458,675)

Net increase	910,119	$ 8,998,319

Year ended 9/30/06:
Shares sold	1,733,981	$ 17,001,294

Shares issued in connection with
reinvestment of distributions	202,808	1,984,027

	1,936,789	18,985,321

Shares repurchased	(11,971,954)	(117,779,161)

Net decrease	(10,035,165)	$ (98,793,840)

CLASS M	Shares	Amount
Year ended 9/30/07:
Shares sold	586,754	$ 5,799,910

Shares issued in connection with
reinvestment of distributions	98,080	965,485

	684,834	6,765,395

Shares repurchased	(34,733,892)	(343,087,030)

Net decrease	(34,049,058)	$(336,321,635)

Year ended 9/30/06:
Shares sold	359,278	$ 3,507,741

Shares issued in connection with
reinvestment of distributions	135,353	1,320,413

	494,631	4,828,154

Shares repurchased	(78,204,784)	(771,110,980)

Net decrease	(77,710,153)	$(766,282,826)

CLASS R	Shares	Amount
Year ended 9/30/07:
Shares sold	430,731	$4,251,178

Shares issued in connection with
reinvestment of distributions	8,078	79,732

	438,809	4,330,910

Shares repurchased	(14,708)	(146,588)

Net increase	424,101	$4,184,322

Year ended 9/30/06:
Shares sold	27,862	$ 275,493

Shares issued in connection with
reinvestment of distributions	4,583	45,019

	32,445	320,512

Shares repurchased	(16,751)	(165,567)

Net increase	15,694	$ 154,945

CLASS Y	Shares	Amount
Year ended 9/30/07:
Shares sold	1,153,598	$ 11,523,013

Shares issued in connection with
reinvestment of distributions	102,906	1,023,026

	1,256,504	12,546,039

Shares repurchased	(819,738)	(8,130,255)

Net increase	436,766	$ 4,415,784

Year ended 9/30/06:
Shares sold	376,570	$ 3,727,121

Shares issued in connection with
reinvestment of distributions	152,525	1,504,459

	529,095	5,231,580

Shares repurchased	(2,042,487)	(20,420,653)

Net decrease	(1,513,392)	$(15,189,073)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2007, management fees paid were reduced by $88,550 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $5,386,278 for the year ended September 30, 2007. During the year ended September 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $880,800,819 and $969,947,915, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2007, the fund had unfunded loan commitments of $2,034,595, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

Community Health Systems, Inc.	$ 161,439
Golden Nugget, Inc.	230,909
Hub International, Ltd.	87,843
IASIS Healthcare, LLC/IASIS Capital Corp.	74,404
Isle of Capri Casinos, Inc.	250,000
Meg Energy Corp.	500,000
NRG Energy, Inc.	730,000

Total	$2,034,595

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions
205,492,455	3,722,148	5,657,998

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2004, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered	Beth S. Mazor
Public Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III	Mark C. Trenchard
W. Thomas Stephens	Vice President and BSA Compliance Officer
Richard B. Worley
Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN028 247902 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$80,800	$--	$5,450	$-
September 30, 2006	$98,065*	$--	$4,680	$1,938

* Includes fees $29,584 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2006.

These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2007 and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,450 and $6,618 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ -	$ -	$ -
September 30
, 2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

 Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007